PROSPECTUS

August 1, 2014

Nile Pan Africa Fund Class A: NAFAX Class C : NAFCX Institutional Class: NAFIX
Nile Global Frontier Fund Class A Class C Institutional Class: NFRNX
Nile Africa and Frontier Bond Fund Class A Class C Institutional Class

1-877-68-AFRICA

(1-877-682-3742)

This Prospectus provides important information about the Funds that you should know before investing.  Please read it carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved any of the above listed Funds. The Securities and Exchange Commission also has not determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARIES
Nile Pan Africa Fund	1
Nile Global Frontier Fund	7
Nile Africa and Frontier Bond Fund	12
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	16
Investment Objective	16
Principal Investment Strategies	17
Principal Investment Risks	21
Temporary Investments	27
Portfolio Holdings Disclosure	28
MANAGEMENT	28
Investment Adviser	28
Portfolio Manager	29
HOW SHARES ARE PRICED	29
HOW TO PURCHASE SHARES	30
HOW TO REDEEM SHARES	35
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	38
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	40
DISTRIBUTION OF SHARES	40
HOUSEHOLDING	41
FINANCIAL HIGHLIGHTS	41
PRIVACY NOTICE	46

FUND SUMMARY: Nile Pan Africa Fund

Investment Objective:  The Fund seeks to provide long term total return.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 30 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed on shares held less than 90 days)	2.00%	2.00%	2.00%
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%	1.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.75%	0.75%	0.75%
Total Annual Fund Operating Expenses	2.50%	3.25%	2.25%

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$814	$1,309	$1,830	$3,249
Class C	$328	$1,001	$1,698	$3,550
Institutional Class	$228	$704	$1,206	$2,587

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  For the fiscal period ended March 31, 2014 the Fund’s portfolio turnover rate was 113%.

Principal Investment Strategies:  The Fund seeks long-term total return from capital appreciation and income.  Under normal circumstances, the Fund seeks to achieve its investment objective by

1

investing opportunistically in a focused portfolio of investments in the equity, fixed income, cash and cash equivalent asset classes.  The proportion of the Fund’s portfolio invested in each asset class will vary from time to time based on the adviser’s assessment of fundamental values of securities and other investments in the class, the attractiveness of each investment opportunity, general market, political and economic conditions, and expected future returns of investments.  The Fund may invest in any, all or none of the targeted asset classes at any given time.  There is no limitation on the amount of the Fund’s portfolio that may be allocated to any of these asset classes.  The Fund may maintain a significant portion of its assets in cash and cash equivalents securities and investments for temporary defensive purposes.  The Fund may invest fixed income securities issued by or guaranteed by African governments, their agencies and instrumentalities, African companies and African multi-national organizations.  The Fund defines fixed income securities to include bills, notes, bonds, senior loans, participation notes, pass-through certificates, asset-backed securities, mortgage-backed securities and certificates of deposit. The Fund will invest in fixed income securities without restriction as to capitalization, credit quality or maturity.  The Fund may invest in fixed income securities that are sometimes referred to as "high yield" or "junk" bonds.

The Fund defines African companies as those that (i) have a majority of their assets in, (ii) derive a majority of their revenues or profits from Africa (“the continent”) or (iii) whose securities are principally traded on African securities exchanges.  The Fund will invest in the securities of companies of any capitalization.  Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in African companies, securities issued by or guaranteed by African governments, their agencies and instrumentalities, and African multi-national organizations.  The Fund's adviser seeks to identify companies suitable for investment by using top-down economic analysis; and seeks to identify suitable value and growth companies by employing bottom-up fundamental analysis.  The top-down approach utilizes macroeconomic analysis that evaluates a country's outlook for economic growth, inflation, interest rates, currency, regulatory framework and political stability.  In addition, this analysis evaluates the supply and demand trends for various industries.  The bottom-up approach utilizes fundamental valuation analysis that considers factors such as cash flow return on investments, returns on invested capital, health of balance sheets, strong competitive advantages, prospects for earnings growth, strength of management, sound financial management, sound accounting policies, and pricing flexibility.  The adviser, as part of its company evaluation, may set up onsite visits and meetings with corporate officers.  In some cases, the adviser will meet with a country's Central Bank representatives, at its discretion.  The adviser seeks to achieve the Fund's investment objective by buying and holding investments over a long investment period.  In general, the adviser will sell a security if it no longer meets the top-down or bottom-up investment criteria.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund’s net asset value and performance.

•

African Market Risk.  Because the Fund will invest the majority of its assets in African companies, directly or through ETFs, it is highly dependent on the state of the African economy and the financial prospects of specific African companies.  Certain African markets are in only the earliest stages of development with less liquidity, fewer securities brokers, fewer issuers and more capital market restrictions compared to developed markets.  Investment in the securities of African issuers may increase the volatility of the Fund's net asset value.

•

Political/Economic Risk.  Changes in an African country's economic and tax policies, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund's investments.

•

Regulatory Risk.  Certain governments in Africa restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in those countries. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in countries in Africa. Less information may be available about companies in which the Fund invests because many African companies are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements required of U.S. companies.

•

Emerging Market Risk.  African emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights.  Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default.  Emerging market securities also tend to be less liquid.

•

Frontier Market Risk.  A sub-set of African emerging market countries are considered to be "frontier markets."  Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

•

Credit Risk.  Issuers of fixed income securities may suffer from a reduced ability to repay their interest and principal obligations.  They may even default on interest and/or principal payments owed to the Fund.  An increase in credit risk or a default will cause the value of Fund fixed income securities to decline.  Issuers with lower credit quality are more susceptible to economic or industry downturns and are more likely to default.

•

Currency Risk.  Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investments in equities, ETFs and futures denominated in a foreign currency or may widen existing losses.  Exchange rate movements are volatile and it is not possible to effectively hedge the currency risks of many developing countries.

•

Equity Market Risk. Equity markets can be volatile. In other words, the prices of equities can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

•

Interest Rate Risk.  In general, the price of a fixed income security falls when interest rates rise.  Fixed income securities have varying levels of sensitivity to changes in interest rates.  Securities with longer maturities may be more sensitive to interest rate changes.

•

Issuer-Specific Risk.  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

•

Liquidity Risk.  Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for the Fund to dispose of a security position at all or at a price which represents current or fair market value.

•

Lower-Rated Securities Risk.  Securities rated below investment-grade, sometimes called “high-yield” or “junk” bonds, generally have more credit risk than higher-rated securities.  These securities are considered speculative.  Companies issuing high yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties.  Lower rated issuers are more likely to default and their securities could become worthless.

•

Management Risk.  The adviser's judgments about the attractiveness and potential appreciation of a security or futures contract may prove to be inaccurate and may not produce the desired results.  Additionally, the adviser’s reliance on investment strategy judgments about the "growth" potential of particular companies or the relative "value" of particular securities may prove to be incorrect or inconsistent with the overall market's assessment of these characteristics, which may result in lower-than-expected returns.

•

Non-Diversification Risk.  As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.  The Fund may also invest in ETFs that are non-diversified.  Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. This fluctuation, if significant, may affect the performance of the Fund.

•

Small and Medium Capitalization Company Risk.  The value of a small or medium capitalization company equities, ETFs that invest in equities of small and medium capitalization companies or futures based upon small and medium capitalization equities may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

•

Turnover Risk. A higher portfolio turnover may result in higher transactional and brokerage costs.

Performance:  The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class A shares for the full calendar year since the Fund's inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index and a supplemental index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  Returns for Class C and Institutional Class shares would vary.  Updated performance information is available at no cost by calling 1-877-68-AFRICA.  Returns do not reflect sales charges and would be lower if they did.

Performance Bar Chart For Calendar Year Ended December 31,

Best Quarter:	3/31/12	20.52%
Worst Quarter:	9/30/11	(20.09)%

For the period January 1, 2014 through June 30, 2014, the total return for the Class A shares of the Fund was 0.75%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2013)

	One Year	Since Inception(1)
Return before taxes – Class A Shares	8.56%	10.97%
Return after taxes on distributions	7.20%	10.45%
Return after taxes on distributions and sale of Fund shares	4.82%	8.43%
Return before taxes – Institutional Class Shares	15.50%	9.49%
Return before taxes – Class C Shares	14.43%	11.91%
MSCI Frontier Markets Index Net TR(2)	25.90%	6.00%

(1)

The inception date of the Fund’s Class A and C shares is April 28, 2010.  The inception date for the Fund’s Institutional Class shares is November 3, 2010.

(2)

The MSCI Frontier Markets Index is free float-adjusted market capitalization index that is designed to measure equity market performance of frontier markets.  The MSCI Frontier Markets consists of the following 26 frontier market country indices: Argentina, Bahrain, Bangladesh, Croatia, Estonia, Jordan, Kenya, Kuwait, Lebanon, Lithuania, Kazakhstan, Mauritius, Nigeria, Oman, Pakistan, Qatar, Romania, Serbia, Slovenia, Sri Lanka, Tunisia, Trinidad & Tobago, Ukraine, United Arab Emirates and Vietnam.  Investors cannot invest directly in an index or benchmark.

Investment Adviser:  Nile Capital Management, LLC is the Fund’s investment adviser.

Investment Adviser Portfolio Manager:  Larry Seruma, Managing Principal of the adviser, has served the Fund as its Portfolio Manager since it commenced operations in 2010.

Purchase and Sale of Fund Shares:  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone or through Fund-approved financial intermediaries.  The minimum initial and subsequent investment in Class A or Class C shares is $1,000 and $100.  The minimum initial and subsequent investment in Institutional Class $250,000 and $25,000.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

FUND SUMMARY: Nile Global Frontier Fund

Investment Objective:  The Fund seeks to provide long term capital appreciation.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 30 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed on shares held less than 90 days)	2.00%	2.00%	2.00%
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%	1.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses (1)	2.22%	2.22%	2.22%
Acquired Fund Fees and Expenses (2)	0.20%	0.20%	0.20%
Total Annual Fund Operating Expenses	4.17%	4.92%	3.92%
Fee Waiver (3)	(1.47)%	(1.47)%	(1.47)%
Total Annual Fund Operating Expenses After Fee Waiver	2.70%	3.45%	2.45%

(1)

Other Expenses are estimated for the Fund’s current fiscal year.

(2)

Acquired Fund Fees and Expenses, which are estimated for the Fund's current fiscal year, are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund

(3)

The adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2015, to ensure that Total Annual Fund Operating Expenses After Fee Waiver (exclusive of: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iii) borrowing costs (such as interest and dividend expense on securities sold short); (iv) taxes; and (v) extraordinary expenses, such as litigation expenses) will not exceed 2.50%, 3.25% and 2.25% of the Fund’s average daily net assets for its Class A, Class C and Institutional Class shares, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated by the Fund's Board of Trustees on 60 days written notice to the adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3Years
Class A	$832	$1,643
Class C	$348	$1,348
Institutional Class	$248	$1,061

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  For the fiscal period ended March 31, 2014 the Fund’s portfolio turnover rate was 41%.

Principal Investment Strategies:  Under normal circumstances, the Fund seeks to achieve its investment objective by investing opportunistically in a focused portfolio of investments in the equity, fixed income, cash and cash equivalent asset classes.  The Fund may also invest in these asset classes through exchange-traded funds ("ETFs") The proportion of the Fund's portfolio invested in each asset class will vary from time to time based on the adviser's assessment of fundamental values of securities and other investments in the class, the attractiveness of each investment opportunity, general market, political and economic conditions, and expected future returns of investments.  The Fund may invest in any, all or none of the targeted asset classes at any given time.  There is no limitation on the amount of the Fund's portfolio that may be allocated to any of these asset classes.  The Fund is a "non-diversified" fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.  The Fund may maintain a significant portion of its assets in cash and cash equivalents securities and investments for temporary defensive purposes.

In general, "Frontier" market countries are a sub-set of those currently considered to be emerging or developing by the World Bank, the International Finance Corporation, the United Nations, or a countries' authorities.  These countries typically are located in the Asia-Pacific region, Central and Eastern Europe, the Middle East, Central and South America, and Africa.  The Fund may deem other countries to be Frontier markets in the future.

The Fund defines the following countries to be Frontier markets:

Central and Eastern Europe: Azerbaijan, Belarus, Bulgaria, Croatia, Czech Republic, Estonia, Georgia, Hungary, Kazakhstan, Latvia, Lithuania, Macedonia, Mongolia, Montenegro, Romania, Serbia, Slovakia, Slovenia, Turkey, Turkmenistan, Ukraine

Middle East: Bahrain, Egypt, Jordan, Kuwait, Lebanon, Oman, Qatar, Saudi Arabia, Tunisia, United Arab Emirates

Asia: Bangladesh, Cambodia, Indonesia, Pakistan, Philippines, Sri Lanka, Thailand, Vietnam

Central and South America: Argentina, Chile, Colombia, Ecuador, Jamaica, Panama, Paraguay, Peru, Trinidad & Tobago, Uruguay, Venezuela

Africa: Botswana, Cote d'Ivoire, Ghana, Kenya, Malawi, Mauritius, Morocco, Mozambique, Namibia, Nigeria, Swaziland, Tanzania, Uganda, Zambia, Zimbabwe.

Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in securities of Frontier market issuers directly or through ETFs that invest primarily in securities of Frontier market issuers.

The Fund may invest fixed income securities issued by or guaranteed by Frontier market governments, their agencies and instrumentalities, Frontier market companies and Frontier market multi-national organizations.  The Fund defines fixed income securities to include bills, notes, bonds, senior loans, participation notes, pass-through certificates, asset-backed securities, mortgage-backed securities and certificates of deposit. The Fund will invest in fixed income securities without restriction as to capitalization, credit quality or maturity.  The Fund may invest in fixed income securities that are sometimes referred to as "high yield" or "junk" bonds.  The Fund defines Frontier market companies as those that (i) have a majority of their assets in, (ii) derive a majority of their revenues or profits from Frontier market countries or (iii) whose securities are principally traded on Frontier market securities exchanges.  The Fund will invest in the securities of companies of any capitalization.

The Fund's adviser seeks to identify companies suitable for investment by using top-down economic analysis; and seeks to identify suitable value and growth companies by employing bottom-up fundamental analysis.  The top-down approach utilizes macroeconomic analysis that evaluates a country's outlook for economic growth, inflation, interest rates, currency, regulatory framework and political stability.  In addition, this analysis evaluates the supply and demand trends for various industries.  The bottom-up approach utilizes fundamental valuation analysis that considers factors such as cash flow return on investments, returns on invested capital, health of balance sheets, strong competitive advantages, prospects for earnings growth, strength of management, sound financial management, sound accounting policies, and pricing flexibility.  The adviser, as part of its company evaluation, may set up onsite visits and meetings with corporate officers.  In some cases, the adviser will meet with a country's Central Bank representatives, at its discretion.  The adviser seeks to achieve the Fund's investment objective by buying and holding investments over a long investment period.  In general, the adviser will sell a security if it no longer meets the top-down or bottom-up investment criteria.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund's net asset value and performance.

•

Credit Risk.  Issuers of fixed income securities may suffer from a reduced ability to repay their interest and principal obligations.  They may even default on interest and/or principal payments owed to the Fund.  An increase in credit risk or a default will cause the value of Fund fixed income securities to decline.  Issuers with lower credit quality are more susceptible to economic or industry downturns and are more likely to default.

•

Currency Risk.  Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investments denominated in a foreign currency or may widen existing losses.  Exchange rate movements are volatile and it is not possible to effectively hedge the currency risks of many developing countries.

•

Equity Market Risk. Equity markets can be volatile. In other words, the prices of equities can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

•

ETF Risk.  ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in equities.  The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track and the market value of ETF shares may differ from their net asset value.

•

Frontier Market Risk.  Frontier market countries generally have smaller economies and even less developed capital markets than traditional developing markets, and, as a result, the risks of investing in developing market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

•

Interest Rate Risk.  In general, the price of a fixed income security falls when interest rates rise.  Fixed income securities have varying levels of sensitivity to changes in interest rates.  Securities with longer maturities may be more sensitive to interest rate changes.

•

Issuer-Specific Risk.  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

•

Limited History of Operations Risk.  The Fund is a relatively new mutual fund and has a limited history of operation.

•

Liquidity Risk.  Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for the Fund to dispose of a security position at all or at a price which represents current or fair market value.

•

Lower-Rated Securities Risk.  Securities rated below investment-grade, sometimes called "high-yield" or "junk" bonds, generally have more credit risk than higher-rated securities.  These securities are considered speculative.  Companies issuing high yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties.  Lower rated issuers are more likely to default and their securities could become worthless.

•

Management Risk.  The adviser's judgments about the attractiveness and potential appreciation of an investment may prove to be inaccurate and may not produce the desired results.  Additionally, the adviser’s reliance on investment strategy judgments about the "growth" potential of particular companies or the relative "value" of particular securities may prove to be incorrect or inconsistent with the overall market's assessment of these characteristics, which may result in lower than expected returns.

•

Non-Diversification Risk.  As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.  The Fund may also invest in ETFs that are non-diversified.  Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. This fluctuation, if significant, may affect the performance of the Fund.

•

Small and Medium Capitalization Company Risk.  The value of a small or medium capitalization company equities, ETFs that invest in equities of small and medium capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Performance:  Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of the Prospectus.  Updated performance information will be available at no cost by visiting www.nilefunds.com or by calling 1-877-68-AFRICA.

Investment Adviser:  Nile Capital Management, LLC is the Fund’s investment adviser.

Investment Adviser Portfolio Manager:  Larry Seruma, Managing Principal of the adviser, has served the Fund as its Portfolio Manager since it commenced operations in 2013.

Purchase and Sale of Fund Shares:  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone or through Fund-approved financial intermediaries.  The minimum initial and subsequent investment in Class A or Class C shares is $1,000 and $100.  The minimum initial and subsequent investment in Institutional Class is $2,000 and $100.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.  However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

FUND SUMMARY: Nile Africa and Frontier Bond Fund

Investment Objective: The Fund seeks to maximize current income and capital appreciation.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 30 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed on shares held less than 90 days)	2.00%	2.00%	2.00%
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%	1.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses (1)	2.22%	2.22%	2.22%
Acquired Fund Fees and Expenses (1)(2)	0.20%	0.20%	0.20%
Total Annual Fund Operating Expenses	4.17%	4.92%	3.92%
Fee Waiver (3)	(1.47)%	(1.47)%	(1.47)%
Total Annual Fund Operating Expenses After Fee Waiver	2.70%	3.45%	2.45%

(1)

Estimated for the Fund's first fiscal year.

(2)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(3)

The adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2015, to ensure that Total Annual Fund Operating Expenses After Fee Waiver (exclusive of any acquired fund fees and expenses, borrowing costs, taxes and extraordinary expenses) will not exceed 2.50%, 3.25% and 2.25% of the Fund’s average daily net assets for its Class A, Class C and Institutional Class shares, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated by the Fund's Board of Trustees on 60 days written notice to the adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years
Class A	$832	$1,643
Class C	$348	$1,348
Institutional Class	$248	$1,061

12

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.

Principal Investment Strategies:  The Fund's adviser seeks to achieve the Fund's investment objective by investing primarily in bonds issued by or guaranteed by:

(1)

African or Frontier governments, their agencies and instrumentalities;

(2)

African or Frontier companies; and

(3)

African or Frontier multi-national organizations.

The Fund defines African companies as those that (i) have a majority of their assets in, and/or (ii) derive a majority of their revenues or profits from Africa (“the continent”).

In general, frontier market countries are a sub-set of those currently considered to be emerging or developing by the World Bank, the International Finance Corporation, the United Nations, or a countries’ authorities.  These countries typically are located in the Asia-Pacific region, Central and Eastern Europe, the Middle East, Central and South America, and Africa.  The Fund may deem other countries to be frontier markets in the future.

The Fund defines the following countries to be frontier markets:

Central and Eastern Europe:  Azerbaijan, Belarus, Bulgaria, Croatia, Czech Republic, Estonia, Georgia, Hungary, Kazakhstan, Latvia, Lithuania, Macedonia, Mongolia, Montenegro, Romania, Serbia, Slovakia, Slovenia, Turkey, Turkmenistan, Ukraine

Middle East:  Bahrain, Egypt, Jordan, Kuwait, Lebanon, Oman, Qatar, Saudi Arabia, Tunisia, United Arab Emirates

Asia:  Bangladesh, Cambodia, Indonesia, Pakistan, Philippines, Sri Lanka, Thailand, Vietnam

Central and South America:  Argentina, Chile, Colombia, Ecuador, Jamaica, Panama, Paraguay, Peru, Trinidad & Tobago, Uruguay, Venezuela

The Fund notes that the following African countries are also considered Frontier countries but are not so re-defined for the sake of simplicity:  Botswana, Cote d’Ivoire, Ghana, Kenya, Malawi, Mauritius, Morocco, Mozambique, Namibia, Nigeria, Swaziland, Tanzania, Uganda, Zambia, Zimbabwe.

The Fund defines bonds to include bills, notes, bonds, senior loans, participation notes, pass-through certificates, asset-backed securities, mortgaged-backed securities and certificates of deposit.  The Fund will invest in bonds without restriction as to capitalization, credit quality or maturity.  The Fund may invest in bonds that are sometimes referred to as “high yield” or “junk” bonds.  Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in African and/or Frontier bonds.  The Fund’s adviser seeks to identify companies suitable for investment by using top-down economic analysis; and seeks to identify suitable fixed income issuers by employing bottom-up fundamental analysis.  The top-down approach utilizes macroeconomic analysis that evaluates a country’s outlook for economic growth, inflation, interest rates, currency, regulatory framework and political stability.  In addition, this analysis evaluates the supply and demand trends for various industries.  The bottom-up approach utilizes fundamental valuation analysis that considers factors such as cash flow return on investments, returns on invested capital, health of balance sheets, strong competitive advantages, prospects for earnings growth, strength of management, sound financial management, sound accounting policies, pricing flexibility, fundamental credit and valuation analysis.  The adviser, as part of its company evaluation, may set up onsite visits and meetings with corporate officers.  In some cases, the adviser will meet with a country’s Central Bank Representatives, at its discretion.  In general, the adviser will purchase fixed income securities that it believes have the potential for capital appreciation in addition to the ability to pay interest and principal.  The adviser seeks to achieve the Fund’s investment objective by buying and holding investments over a long investment period.  In general, the adviser will sell a security if it no longer meets the top-down or bottom-up investment criteria.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund’s net asset value and performance.

•

African Market Risk.  Because the Fund will invest the majority of its assets in fixed income securities of African issuers it is highly dependent on the state of the African economy and the financial prospects of specific African companies and governments.  Certain African markets are in only the earliest stages of development with less liquidity, fewer securities brokers, fewer issuers and more capital market restrictions compared to developed markets.  The ability of African governments to repay their obligations is impacted by political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict, civil war, social instability and the impact of these events and circumstances on a country’s economy and its revenues.  Investment in the securities of African issuers may increase the volatility of the Fund's net asset value.

•

Political/Economic Risk.  Changes in an African country's economic and tax policies, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund's investments.

•

Regulatory Risk.  Certain governments in Africa restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in those countries. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in countries in Africa. Less information may be available about issuers in which the Fund invests because many African companies and governments are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements required of U.S. companies.

•

Emerging Market Risk.  African emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights.  Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default.  Emerging market securities also tend to be less liquid.

•

Frontier Market Risk.  Frontier market countries generally have smaller economies and even less developed capital markets than traditional developing markets, and, as a result, the risks of investing in developing market countries are magnified in frontier market countries.  The magnification of risks are the results of:  potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

•

Credit Risk.  Issuers of fixed income securities may suffer from a reduced ability to repay their interest and principal obligations.  They may even default on interest and/or principal payments owed to the Fund.  An increase in credit risk or a default will cause the value of Fund fixed income securities to decline.  Issuers with lower credit quality are more susceptible to economic or industry downturns and are more likely to default.

•

Currency Risk.  Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential income and/or gains from the Fund's investments in fixed income securities denominated in a foreign currency or may widen existing losses.  Exchange rate movements are volatile and it is not possible to effectively hedge the currency risks of many developing countries.

•

Interest Rate Risk.  In general, the price of a fixed income security falls when interest rates rise.  Fixed income securities have varying levels of sensitivity to changes in interest rates.  Securities with longer maturities may be more sensitive to interest rate changes.

•

Issuer-Specific Risk.  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

•

Limited History of Operations Risk.  The Fund is a new mutual fund and has a limited history of operation.

•

Liquidity Risk.  Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for the Fund to dispose of a security position at all or at a price which represents current or fair market value.

•

Lower-Rated Securities Risk.  Securities rated below investment-grade, sometimes called “high-yield” or “junk” bonds, generally have more credit risk than higher-rated securities.  These securities are considered speculative.  Companies issuing high yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties.  Lower rated issuers are more likely to default and their securities could become worthless.

•

Management Risk.  The adviser's judgments about the attractiveness and potential appreciation of a security may prove to be inaccurate and may not produce the desired results.  Additionally, the adviser’s reliance on investment strategy judgments about the credit quality or the relative value of particular securities may prove to be incorrect or inconsistent with the overall market's assessment of these characteristics, which may result in lower than expected returns.

•

Non-Diversification Risk.  As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.  Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. This fluctuation, if significant, may affect the performance of the Fund.

•

Small and Medium Capitalization Company Risk.  The value of small or medium capitalization company fixed income securities may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Performance:  Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of the Prospectus.  Updated performance information will be available at no cost by visiting www.nilefunds.com or by calling 1-877-68-AFRICA.

Investment Adviser:  Nile Capital Management, LLC is the Fund’s investment adviser.

Investment Adviser Portfolio Manager:  Larry Seruma, Managing Principal of the adviser, has served the Fund as its Portfolio Manager since it commenced operations.

Purchase and Sale of Fund Shares:  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone or through Fund-approved financial intermediaries.  The minimum initial and subsequent investment in Class A or Class C shares is $1,000 and $100.  The minimum initial and subsequent investment in Institutional Class shares is $250,000 and $25,000.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE

Fund	Investment Objective
Nile Pan Africa Fund	The Fund seeks to provide long term total return
Nile Global Frontier Fund	The Fund seeks to provide long term capital appreciation.
Nile Africa and Frontier Bond Fund	The Fund seeks to maximize current income and capital appreciation.

Each Fund’s investment objective is a non-fundamental policy and may be changed upon 60 days written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

Each Fund has adopted a policy to invest at least 80% of its assets in securities that correspond to its name.  Each Fund may change its 80% policy upon 60 days written notice to shareholders.

Nile Pan Africa Fund

The Fund seeks long-term total return from capital appreciation and income.  Under normal circumstances, the Fund seeks to achieve its investment objective by investing opportunistically in a focused portfolio of investments in the equity, fixed income, cash and cash equivalent asset classes.  The proportion of the Fund’s portfolio invested in each asset class will vary from time to time based on the adviser’s assessment of fundamental values of securities and other investments in the class, the attractiveness of each investment opportunity, general market, political and economic conditions, and expected future returns of investments.  The Fund may invest in any, all or none of the targeted asset classes at any given time.  There is no limitation on the amount of the Fund’s portfolio that may be allocated to any of these asset classes.  The Fund may maintain a significant portion of its assets in cash and cash equivalents securities and investments for temporary defensive purposes.  The Fund may invest fixed income securities issued by or guaranteed by African governments, their agencies and instrumentalities, African companies and African multi-national organizations.  The Fund defines fixed income securities to include bills, notes, bonds, senior loans, participation notes, pass-through certificates, asset-backed securities, mortgage-backed securities and certificates of deposit. The Fund will invest in fixed income securities without restriction as to capitalization, credit quality or maturity.  The Fund may invest in fixed income securities that are sometimes referred to as "high yield" or "junk" bonds.

The Fund defines African companies as those that (i) have a majority of their assets in, (ii) derive a majority of their revenues or profits from Africa (“the continent”), or (iii) whose securities are principally traded on African securities exchanges.  The Fund will invest in the securities of companies of any capitalization.  Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in African companies, securities issued by or guaranteed by African governments, their agencies and instrumentalities, and African multi-national organizations.  The Fund's adviser seeks to identify companies suitable for investment by using top-down economic analysis; and seeks to identify suitable value and growth companies by employing bottom-up fundamental analysis.  The top-down approach utilizes macroeconomic analysis that evaluates a country's outlook for economic growth, inflation, interest rates, currency, regulatory framework and political stability.  In addition, this analysis evaluates the supply and demand trends for various industries.  The bottom-up approach utilizes fundamental valuation analysis that considers factors such as cash flow return on investments, returns on invested capital, health of balance sheets, strong competitive advantages, prospects for earnings growth, strength of management, sound financial management, sound accounting policies, and pricing flexibility.  The adviser, as part of its company evaluation, may set up onsite visits and meetings with corporate officers.  In some cases, the adviser will meet with a country's Central Bank representatives, at its discretion.  The adviser seeks to achieve the Fund's investment objective by buying and holding investments over a long investment period.  In general, the adviser will sell a security if it no longer meets the top-down or bottom-up investment criteria.

Top-Down Economic Country Analysis

The adviser utilizes a top down economic country analysis that considers, among other things, the country's level of economic growth, consistent gross domestic product growth, foreign exchanges rates and flows, the inflation rate, the size of the government debt, the country's level of foreign exchange reserves, the country's fiscal policies, rising standards of living and personal consumption.  In addition, the country political environment, regulatory framework and regulations are also considered.  The investment adviser utilizes its own investment research analysis to rank the countries based on the economic analysis.  Countries that meet the adviser's macro economic characteristics are include in the adviser’s investable universe.

Bottom-Up Fundamental Company Analysis

The adviser utilizes a bottom up fundamental analysis on the companies to identify companies with the best growth prospects and relative values.  The analysis considers companies with the following characteristics; healthy balance sheets, companies will low levels of debt or gearing, cash flow return on investment, return on investments, pricing flexibility, the supply and demand conditions of the industry and company, the prospects for earnings and revenue growth, strong competitive advantages, the strength of management, sound financial and accounting policies, and managerial and shareholder responsiveness.  The adviser adds securities to the portfolio that meet its buy criteria and sells securities when it believes they are no longer undervalued or meet targets for growth prospects.

Nile Global Frontier Fund

Under normal circumstances, the Fund seeks to achieve its investment objective by investing opportunistically in a focused portfolio of investments in the equity, fixed income, cash and cash equivalent asset classes.  The Fund may also invest in these asset classes through exchange-traded funds ("ETFs") The proportion of the Fund’s portfolio invested in each asset class will vary from time to time based on the adviser’s assessment of fundamental values of securities and other investments in the class, the attractiveness of each investment opportunity, general market, political and economic conditions, and expected future returns of investments.  The Fund may invest in any, all or none of the targeted asset classes at any given time.  There is no limitation on the amount of the Fund’s portfolio that may be allocated to any of these asset classes.  The Fund is a "non-diversified" fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.  The Fund may maintain a significant portion of its assets in cash and cash equivalents securities and investments for temporary defensive purposes.  Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in securities of Frontier market issuers directly or through ETFs that invest primarily in securities of Frontier market issuers.

The Fund's adviser seeks to identify companies suitable for investment by using top-down economic analysis; and seeks to identify suitable value and growth companies by employing bottom-up fundamental analysis.  The top-down approach utilizes macroeconomic analysis that evaluates a country's outlook for economic growth, inflation, interest rates, currency, regulatory framework and political stability.  In addition, this analysis evaluates the supply and demand trends for various industries.  The bottom-up approach utilizes fundamental valuation analysis that considers factors such as cash flow return on investments, returns on invested capital, health of balance sheets, strong competitive advantages, prospects for earnings growth, strength of management, sound financial management, sound accounting policies, and pricing flexibility.  The adviser, as part of its company evaluation, may set up onsite visits and meetings with corporate officers.  In some cases, the adviser will meet with a country's Central Bank representatives, at its discretion.

Top-Down Economic Country Analysis

The adviser utilizes a top down economic country analysis that considers, among other things, the country's level of economic growth, consistent gross domestic product growth, foreign exchanges rates and flows, the inflation rate, the size of the government debt, the country's level of foreign exchange reserves, the country's fiscal policies, rising standards of living and personal consumption.  In addition, the country political environment, regulatory framework and regulations are also considered.  The investment adviser utilizes its own investment research analysis to rank the countries based on the economic analysis.  Countries that meet the adviser's macro economic characteristics are include in the adviser’s investable universe.

Bottom-Up Fundamental Company Analysis

The adviser utilizes a bottom up fundamental analysis on the companies to identify companies with the best growth prospects and relative values.  The analysis considers companies with the following characteristics; healthy balance sheets, companies will low levels of debt or gearing, cash flow return on investment, return on investments, pricing flexibility, the supply and demand conditions of the industry and company, the prospects for earnings and revenue growth, strong competitive advantages, the strength of management, sound financial and accounting policies, and managerial and shareholder responsiveness.  The adviser adds securities to the portfolio that meet its buy criteria and sells securities when it believes they are no longer undervalued or meet targets for growth prospects.

Nile Africa and Frontier Bond Fund

The Fund's adviser seeks to achieve the Fund's investment objective by investing primarily in bonds issued by or guaranteed by:

(1)

African or Frontier governments, their agencies and instrumentalities;

(2)

African or Frontier companies; and

(3)

African or Frontier multi-national organizations.

The Fund defines African companies as those that (i) have a majority of their assets in, and/or (ii) derive a majority of their revenues or profits from Africa (“the continent”).

In general, frontier market countries are a sub-set of those currently considered to be emerging or developing by the World Bank, the International Finance Corporation, the United Nations, or a countries’ authorities.  These countries typically are located in the Asia-Pacific region, Central and Eastern Europe, the Middle East, Central and South America, and Africa.  The Fund may deem other countries to be frontier markets in the future.

The Fund defines the following countries to be frontier markets:

Central and Eastern Europe:  Azerbaijan, Belarus, Bulgaria, Croatia, Czech Republic, Estonia, Georgia, Hungary, Kazakhstan, Latvia, Lithuania, Macedonia, Mongolia, Montenegro, Romania, Serbia, Slovakia, Slovenia, Turkey, Turkmenistan, Ukraine

Middle East:  Bahrain, Egypt, Jordan, Kuwait, Lebanon, Oman, Qatar, Saudi Arabia, Tunisia, United Arab Emirates

Asia:  Bangladesh, Cambodia, Indonesia, Pakistan, Philippines, Sri Lanka, Thailand, Vietnam

Central and South America:  Argentina, Chile, Colombia, Ecuador, Jamaica, Panama, Paraguay, Peru, Trinidad & Tobago, Uruguay, Venezuela

The Fund notes that the following African countries are also considered Frontier countries but are not so re-defined for the sake of simplicity:  Botswana, Cote d’Ivoire, Ghana, Kenya, Malawi, Mauritius, Morocco, Mozambique, Namibia, Nigeria, Swaziland, Tanzania, Uganda, Zambia, Zimbabwe.

The Fund defines bonds to include bills, notes, bonds, senior loans, participation notes, pass-through certificates, asset-backed securities, mortgaged-backed securities and certificates of deposit.  The Fund will invest in bonds without restriction as to capitalization, credit quality or maturity.  The Fund may invest in bonds that are sometimes referred to as “high yield” or “junk” bonds.  Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in African and/or Frontier bonds.  The Fund’s adviser seeks to identify companies suitable for investment by using top-down economic analysis; and seeks to identify suitable fixed income issuers by employing bottom-up fundamental analysis.  The top-down approach utilizes macroeconomic analysis that evaluates a country’s outlook for economic growth, inflation, interest rates, currency, regulatory framework and political stability.  In addition, this analysis evaluates the supply and demand trends for various industries.  The bottom-up approach utilizes fundamental valuation analysis that considers factors such as cash flow return on investments, returns on invested capital, health of balance sheets, strong competitive advantages, prospects for earnings growth, strength of management, sound financial management, sound accounting policies, pricing flexibility, fundamental credit and valuation analysis.  The adviser, as part of its company evaluation, may set up onsite visits and meetings with corporate officers.  In some cases, the adviser will meet with a country’s Central Bank Representatives, at its discretion.  In general, the adviser will purchase fixed income securities that it believes have the potential for capital appreciation in addition to the ability to pay interest and principal.  The adviser seeks to achieve the Fund’s investment objective by buying and holding investments over a long investment period.  In general, the adviser will sell a security if it no longer meets the top-down or bottom-up investment criteria.

Top-Down Economic Country Analysis

The adviser utilizes a top down economic country analysis that considers, among other things, the country's level of economic growth, consistent gross domestic product growth, foreign exchanges rates and flows, the inflation rate, the size of the government debt, the country's level of foreign exchange reserves, the country's fiscal policies, rising standards of living and personal consumption.  In addition, the country political environment, regulatory framework and regulations are also considered.  The investment adviser utilizes its own investment research analysis to rank the countries based on the economic analysis.  Countries that meet the adviser's macro economic characteristics are include in the adviser’s investable universe.

Bottom-Up Fundamental Company Analysis

The adviser utilizes a bottom up fundamental analysis on the companies to identify companies with the best growth prospects and relative values that also have acceptable credit quality.  The analysis considers companies with the following characteristics; healthy balance sheets, companies will low levels of debt or gearing, cash flow return on investment, return on investments, pricing flexibility, the supply and demand conditions of the industry and company, the prospects for earnings and revenue growth, strong competitive advantages, the strength of management, sound financial and accounting policies, and managerial and shareholder responsiveness.  The adviser adds securities to the portfolio that meet its buy criteria and sells securities when it believes they are no longer undervalued or meet targets for growth prospects or credit quality.

PRINCIPAL INVESTMENT RISKS

There is no assurance that a Fund will achieve its investment objective.  Each Fund's share price will fluctuate with changes in the market value of its portfolio securities.  When you sell your Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Funds.  Risks could adversely affect the net asset value, total return and the value of a Fund and your investment.  The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in each Fund’s Fund Summary section of this Prospectus.  The risks apply to each Fund, except as noted.

•

African Market Risk.  Because the Funds will invest the majority of their assets in African companies and governments, directly or through ETFs, it is highly dependent on the state of the African economy and the financial prospects of specific African companies.  Certain African markets are in only the earliest stages of development with less liquidity, fewer securities brokers, fewer issuers and more capital market restrictions compared to developed markets.  Investment in the securities of African issuers may increase the volatility of a Fund's net asset value. The Funds, as an investor in such issuers, will be indirectly subject to those risks. Investment in securities of African issuers involves risks not typically associated with investments in securities of issuers in developed countries. Such heightened risks include, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest and, in certain countries, genocidal warfare.

Certain countries in Africa may be heavily dependent upon international trade and, consequently, have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. Certain countries in Africa depend to a significant extent upon exports of primary commodities such as gold, silver, copper and diamonds. These countries therefore are vulnerable to changes in commodity prices, which may be affected by a variety of factors. In addition, certain issuers located in countries in Africa in which the Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries.

Because securities markets of countries in Africa are underdeveloped and are less correlated to global economic cycles than those markets located in more developed countries, securities markets in Africa are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Moreover, trading on securities markets may be suspended altogether. Market volatility may also be heightened by the actions of a small number of investors. Brokerage firms in certain countries in Africa may be fewer in number and less established than brokerage firms in more developed markets. Since the Funds may need to effect securities transactions through these brokerage firms, the Funds are subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Funds.  This risk is magnified to the extent the Funds effect securities transactions through a single brokerage firm or a small number of brokerage firms. Issuers located or operating in countries in Africa are not subject to the same rules and regulations as issuers located or operating in more developed countries. Therefore, there may be less financial and other information publicly available with regard to issuers located or operating in countries in Africa and such issuers are not subject to the uniform accounting, auditing and financial reporting standards applicable to issuers located or operating in more developed countries.

Political/Economic Risk.  Changes in an African or other country's economic and tax policies, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on a Fund's investments. In addition, governments of certain countries in Africa in which a Fund may invest may levy withholding or other taxes on income such as dividends, interest and realized capital gains. Although in certain countries in Africa a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. Investment in countries in Africa may be subject to a greater degree of risk associated with governmental approval in connection with the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, there is the risk that if an African country’s balance of payments declines, such African country may impose temporary restrictions on foreign capital remittances. Consequently, a Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. Additionally, investments in countries in Africa may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to a Fund. Securities laws in many countries in Africa are relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. In addition, there may be no single centralized securities exchange on which securities are traded in certain countries in Africa and the systems of corporate governance to which issuers located in countries in Africa are subject may be less advanced than that to which issuers located in more developed countries are subject, and therefore, shareholders of issuers located in such countries may not receive many of the protections available to shareholders of issuers located in more developed countries. In circumstances where adequate laws and shareholder rights exist, it may not be possible to obtain swift and equitable enforcement of the law. In addition, the enforcement of systems of taxation at federal, regional and local levels in countries in Africa may be inconsistent and subject to sudden change.

Regulatory Risk.  Certain governments in Africa or other countries restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in those countries. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in countries outside the U.S.  Moreover, certain countries require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. A delay in obtaining a government approval or a license would delay investments in a particular country, and, as a result, a Fund may not be able to invest in certain securities while approval is pending. The government of a particular country may also withdraw or decline to renew a license that enables a Fund to invest in such country. These factors make investing in issuers located or operating in countries outside the U.S. significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of a Fund’s Shares. Less information may be available about companies in which a Fund invests because many companies are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements required of U.S. companies.

Emerging Market Risk.  African and Frontier emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights.  Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default.  Emerging market securities also tend to be less liquid.  The Funds may invest a portion of their assets in countries with newly organized or less developed securities markets.  There are typically greater risks involved in investing in emerging markets securities.  Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable.  Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries.  The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.  Due to this relative lack of liquidity, the Funds may have to accept a lower price or may not be able to sell a portfolio security at all.  An inability to sell a portfolio position can adversely affect a Fund's value or prevent a Fund from being able to meet cash obligations or take advantage of other investment opportunities.

Foreign Investing Risk.  Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of decreasing the value of foreign securities.  Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.  Additionally, investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.  A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by a Fund and denominated in those currencies.

•

Credit Risk.  Issuers of fixed-income securities may default on interest and principal payments owed to the Funds. Generally, securities with lower debt ratings have speculative characteristics and have greater risk the issuer will default on its obligation. Fixed-income securities rated in the fourth classification by Moody’s (Baa) and S&P (BBB) may have some speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.  High yield fixed-income securities (also known as “junk bonds”) are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations.  This means that, compared to issuers of higher rated securities, issuers of medium and lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal.  The market values of medium- and lower-rated securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher-rated securities.  The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired.  In addition, these companies may not have access to more traditional methods of financing, and may be unable to repay debt at maturity by refinancing.  The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher-rated securities because medium- and lower-rated securities generally are unsecured and subordinated to senior debt.  Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Funds, thereby reducing the value of your investment in the Funds’ shares.  In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

•

Currency Risk.  Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Fund's investments denominated in a foreign currency or may widen existing losses.  Exchange rate movements are volatile and it is not possible to effectively hedge the currency risks of many developing countries.  Currency market risk results from the price movement of foreign currency values in response to shifting market supply and demand.  Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad.  Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country re-issuing a new currency, effectively making the “old” currency worthless.

•

Equity Market Risk.  (Not applicable to Bond Fund) Equity markets can be volatile. In other words, the prices of equity securities can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Funds’ investments may decline in value if the equity markets perform poorly.  There is also a risk that the Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.

•

ETF Risk.  (Not applicable to Pan Africa and Bond Fund) ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Funds.  As a result, the cost of investing in the Funds will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in equities.  The ETFs in which the Funds invest will not be able to replicate exactly the performance of the indices they track and the market value of ETF shares may differ from their net asset value.  ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange.  ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares.  ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Funds.  Because the value of ETF shares depends on the demand in the market, the adviser may not be able to liquidate a Fund's holdings at the most optimal time, adversely affecting performance.  Additional risks of investing in ETFs are described below:

×

ETF Strategy Risk:  Each ETF is subject to specific risks, depending on the nature of the ETF. These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with investments in commodities.

×

ETF Leverage Risk.  ETFs may employ leverage, which magnifies the changes in the underlying stock index upon which they are based.  For example, if an ETFs current benchmark is 200% of the XYZ Index and the ETF meets its objective, the value of the ETF will tend to increase or decrease twice the value of the change in the underlying index. (e.g., if the XYZ Index goes up 10% then the leveraged ETF’s value should go up 20%; conversely, if the XYZ Index goes down 10% then the leveraged ETF’s value should go down 20%).

×

Net Asset Value and Market Price Risk:  The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount to its net asset value.

×

Tracking Risk:  ETFs in which a Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.  In addition, the ETFs in which a Fund invests will incur expenses not incurred by their applicable indices.  Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.

•

Frontier Market Risk.  A sub-set of African and other emerging market countries are considered to be "frontier markets."  Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of a Fund’s shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of a Fund's shares to decline.

•

Interest Rate Risk.  Fixed income securities have varying levels of sensitivity to changes in interest rates. In general, the price of a fixed income security may fall when interest rates rise. Securities with longer maturities may be more sensitive to interest rate changes. Certain corporate bonds and mortgage-backed securities may be significantly affected by changes in interest rates. Some mortgage-backed securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile.  Because zero coupon securities do not make interest payments, they are considered more volatile than bonds making periodic payments. When interest rates rise, zero coupon securities fall more sharply than interest paying bonds.

•

Issuer-Specific Risk.  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

•

Limited History of Operations Risk.  (not applicable to Pan Africa ) Each Fund is a new or relatively new mutual fund and has a limited history of operation.  Mutual funds and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the adviser's management of individual and institutional accounts.  As a result, investors cannot judge the adviser by its track record of managing a mutual fund and the adviser may not achieve the intended result in managing a Fund.

•

Liquidity Risk.  Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for a Fund to dispose of a security position at all or at a price which represents current or fair market value.  Liquidity risk exists when particular investments of a Fund would be difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.  A Fund with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

•

Lower-Rated Securities Risk.  Fixed income securities rated below investment-grade, sometimes called “high-yield” or “junk” bonds, generally have more credit risk than higher-rated securities.  These securities are considered speculative.  Companies and governments issuing high yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings.  These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.  If an issuer stops making interest and/or principal payments, payments on the securities may never resume.  These securities may be worthless and a Fund could lose its entire investment. High yield fixed-income securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations.  This means that, compared to issuers of higher rated securities, issuers of lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal.  The market values of lower-rated securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher-rated securities.  The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired.  In addition, these companies may not have access to more traditional methods of financing, and may be unable to repay debt at maturity by refinancing.  The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher-rated securities because medium- and lower-rated securities generally are unsecured and subordinated to senior debt.  Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by a Fund, thereby reducing the value of your investment in Fund shares.  In addition, default may cause a Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

•

Management Risk.  The adviser's judgments about the attractiveness and potential appreciation of a security or futures contract may prove to be inaccurate and may not produce the desired results.  Additionally, the adviser’s reliance on investment strategy judgments about the "growth" potential of particular companies or the relative "value" of particular securities may prove to be incorrect or inconsistent with the overall market's assessment of these characteristics, which may result in lower than expected returns. The adviser's investment style may subject a Fund to certain risks.  A portfolio company’s earnings growth may not increase as much as the adviser assumes it will.  Even if a portfolio company’s earnings grow as the adviser expects, there may not be a corresponding increase in the portfolio company’s share value.  Also, the adviser’s determination of reasonable valuation for a portfolio security may be incorrect.  Additionally, the adviser's assessment of the credit quality of an issuer may prove incorrect, subjecting a Fund to high default risk.  Consequently, a Fund may pay more for a portfolio security than it is worth.

•

Non-Diversification Risk.  As a non-diversified fund, each Fund may invest more than 5% of its total assets in the securities of one or more issuers.  A Fund may also invest in ETFs that are non-diversified.  Because a relatively high percentage of the assets of a Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. This fluctuation, if significant, may affect the performance of a Fund.

•

Small and Medium Capitalization Company Risk.  The value of a small or medium capitalization company equities, ETFs that invest in equities of small and medium capitalization companies, futures based upon small and medium capitalization equities, or fixed income securities issued by small or medium capitalization company may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.  Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies.  Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of a Fund’s net asset value than is customarily associated with larger, more established companies.  Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.  Small cap companies may be subject to more pronounced versions of the risks described because of their smaller size.

•

Turnover Risk. (Pan Africa Fund only) A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund's return, unless the securities traded can be bought and sold without corresponding commission costs.  Active trading of securities may also increase the Fund's realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.  The Fund's portfolio turnover rate is expected to be above 100% annually.

Temporary Investments:  To respond to adverse market, economic, political or other conditions, each Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.  While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.  Furthermore, to the extent that a Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees.  Each Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure:  A description of the Funds' policies regarding the release of portfolio holdings information is available in the Funds' Statement of Additional Information.  The Funds may, from time to time, make available month-end portfolio holdings information on the website www.nilefunds.com.  Shareholders may request portfolio holdings schedules at no charge by calling 1-877-68-AFRICA.

MANAGEMENT

Investment Adviser:  Nile Capital Management, LLC, 116 Village Blvd, Suite 306, Princeton, NJ 08540, serves as investment adviser to the Funds.  The adviser was established in 2002 as a limited liability company organized under the laws of Delaware and registered in 2009 as an investment adviser with SEC under the Investment Advisers Act of 1940, as amended.  Subject to the authority of the Funds' Board of Trustees and pursuant to an investment advisory agreement (the "Advisory Agreement") with Nile Capital Investment Trust (the "Trust"), on behalf of each Fund, the adviser provides the Funds with a program of continuous management and supervision of the Funds' assets, including developing the composition of each Fund's portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities.  The adviser is also responsible for the selection of broker-dealers through which the Funds execute portfolio transactions, subject to the brokerage policies established by the Board of Trustees, and it provides certain personnel to the Trust.  Pursuant to the Advisory Agreement the adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.50% of each Fund's average daily net assets.  For the fiscal year ended March 31, 2014, the Adviser received an advisory fee equal to 1.50% of the Pan Africa Fund’s average daily net assets plus a recoupment of amounts previously waived fee equal to 0.01% of the Pan Africa Fund’s average daily net assets.

The adviser has entered into an expense limitation agreement with the Funds to reduce its fees and to reimburse expenses, at least until July 31, 2015, such that total annual Fund operating expenses after fee deferral and/or reimbursement (exclusive of: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iii) borrowing costs (such as interest and dividend expense on securities sold short); (iv) taxes; and (v) extraordinary expenses, such as litigation expenses) will not exceed 2.50%, 3.25%, 2.25% for Class A, Class C and Institutional Class, respectively, of each Fund’s shares, subject to possible recoupment from the appropriate class of Fund shares in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

A discussion regarding the basis for the Board of Trustees' renewal of the Advisory Agreement for the Pan Africa Fund is available in the Fund's annual shareholder report dated March 31, 2014.  A discussion regarding the basis for the Board of Trustees' approval of the Advisory Agreement for the other Funds will be available in the Funds' semi-annual shareholder report dated September 30, 2014 or in the first semi-annual or annual report following the commencement of investment operations with respect to the Africa and Frontier Bond Fund.

Portfolio Manager:

Larry Seruma is the Managing Principal of Nile Capital Management LLC, the Advisor of the Nile Africa Funds. Mr. Seruma has over 20 years of experience in portfolio management, investment research and quantitative investment strategies. In 2004, Mr. Seruma founded Nile Capital Management, where he began his tenure as Portfolio Manager for the Nile Master Fund, a global long/short equity hedge fund. In 2005, the Nile Fund was integrated into Proxima Alfa Investments (USA) LLC (formerly VegaPlus Capital Partners), a subsidiary of Banco Bilbao Vizcaya Argentaria, and Mr. Seruma was named one of the firm's Managing Directors. Currently, Nile Capital Management serves as the Advisor for the Nile Africa Funds, which seek opportunities for investment across the African continent. Prior to founding Nile Capital Management, Mr. Seruma was a Principal at Barclays Global Investors (BGI), a division of Barclays Capital. He was a member of the Active Strategies Group there and also a member of BGI’s Investment Process Committee. Early in his career, Mr. Seruma was an Options Market Maker in the Exchange pits at the Chicago Board of Options Exchange. Mr. Seruma has authored several articles on investments in Africa and other emerging/frontier markets, and has been featured in many leading financial publications.  He received an MBA in Analytic Finance and Statistics from the Booth School of Business, The University of Chicago, in 1996.

HOW SHARES ARE PRICED

The net asset value ("NAV") and public offering price (NAV plus applicable sales charge) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business.  NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV).  The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund's securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the adviser in accordance with procedures approved by the Board and evaluated quarterly by the Board as to the reliability of the fair value method used.  In these cases, the Fund’s NAV will reflect certain portfolio securities' fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund may use independent pricing services to assist in calculating the value of the Fund's securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Fund's portfolio securities may change on days when you may not be able to buy or sell Fund shares.  In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in the Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Share Classes:  This Prospectus describes three classes of shares offered by the Funds: Class A, Class C and Institutional Class shares.  The Funds offer these three classes of shares so that you can choose the class that best suit your investment needs.  The main differences between each class are sales charges and ongoing fees.  In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares.  Each class of shares in a Fund represents interest in the same portfolio of investments within the Fund.  Each Fund reserves the right to waive sales charges.  Not all Funds or share classes may be available for purchase in all states.

Factors to Consider When Choosing a Share Class:  When deciding which class of shares of a Fund to purchase, you should consider the present and future amounts you may invest in a Fund.  To help you make a determination as to which class of shares to buy, please refer back to the examples of the Funds’ expenses over time in the Fees and Expenses of the Fund section of this Prospectus.  You also may wish to consult with your financial advisor for advice with regard to which share class would be most appropriate for you.

Class A Shares

•

A 5.75% front-end sales charge.

•

A redemption fee of 2% for Class A Shares redeemed after less than 90 days of purchase

•

Distribution and service plan (Rule 12b-1) fees of 0.25%.

Class C Shares

•

No front-end sales charge.

•

Redemption Fee of 2% for Class C Shares redeemed after less than 90 days of purchase.

•

Distribution and service plan (Rule 12b-1) fees of 1.00%.

Institutional Class Shares

•

No front-end sales charge.

•

Redemption Fee of 2% for Institutional Class Shares redeemed after less than 90 days of purchase.

•

No Distribution and service plan (Rule 12b-1) fees.

•

The minimum initial investment for Institutional Class Shares is $250,000 ($2,000 for the Nile Global Frontier Fund).

Information regarding the Funds’ sales charges, as well as information regarding reduced sales charges and waived sales charges, and the terms and conditions for the purchases, pricing, and redemption of shares of the Funds is available by calling the Funds at 1-877-682-3742.

CLASS A SHARES

Class A Shares are sold subject to a maximum sales charge of 5.75%, so that the term “offering price” includes the front-end sales load. Shares are redeemed at net asset value. Shares may be purchased by any account managed by the adviser and any other broker-dealer authorized to sell shares of the Funds. The minimum initial investment is $1,000. The minimum additional investment is $100. The Funds may, in the adviser’s sole discretion, accept certain accounts with less than the minimum investment.

Sales Charges. The public offering price of Class A Shares of the Funds is the net asset value per share plus a sales charge. The Distributor receives this sales charge and may reallow it in the form of dealer discounts and brokerage commissions as follows:

Amount of Purchase	Sales Charge (Load) as % of Public Offering Price(1)	Sales Charge (Load) as % of Net Asset Value	Dealer Reallowance %
$0 but less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	5.00%	5.26%	4.25%
$100,000 but less than $250,000	4.25%	4.44%	3.50%
$250,000 but less than $500,000	3.50%	3.63%	2.75%
$500,000 but less than $1,000,000	2.75%	2.83%	2.00%
$1,000,000 and up	1.25%	1.27%	1.00%

(1)

Offering price includes the front-end sales load.  The sales charge you pay may differ slightly form the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

Reduced Sales Charges.

• Rights of Accumulation. For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Fund shares as part of your current investment as well as reinvested dividends.  To qualify for this option, you must be either:

•

an individual;

•

an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

•

a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Internal Revenue Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Funds' distributor, Northern Lights Distributors, LLC at the time of your purchase.  You will need to give the distributor your account numbers.  Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility.  If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

• Aggregating Accounts. Investors and their immediate family members (including spouse, children, parents, children’s spouses, and spouse’s parents) may aggregate investments in Fund shares held in all accounts (e.g., non-retirement and retirement accounts) at the Funds and with certain financial intermediaries in order to obtain a reduced sales charge.

• Letter of Intent. The letter of intent allows you to count all investments within a 13-month period in shares of a Fund as if you were making them all at once for the purposes of calculating the applicable reduced sales charges.  The minimum initial investment under a letter of intent is 5% of the total letter of intent amount.  The letter of intent does not preclude the Funds from discontinuing sales of its shares.  You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase.  To determine the applicable sales charge reduction, you may also include the cost of shares of a Fund which were previously purchased at a price including a front end sales charge during the 90-day period prior to the distributor receiving the letter of intent.  You may combine purchases by family members (limited to spouse and children, under the age of 21, living in the same household).  You should retain any records necessary to substantiate historical costs because a Fund, the transfer agent and any financial intermediaries may not maintain this information.  Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

• Group Plans. Shares of the Funds may be sold at a reduced or eliminated sales charge to certain Group Plans under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by its employees, members, or participants. Information about such arrangements is available from the Distributor.

In order to ensure that the proper sales charge is being charged, please inform the Funds or your financial intermediary, at the time of purchase, of the existence of all your accounts and accounts of your spouse and children under the age of 21 (“Immediate Family Members”) holding shares of the Funds that may be combined in order to obtain a reduced sales charge. You may be required to provide the Funds or your financial intermediary with certain information to verify your eligibility for a reduced sales charge, including, to the extent applicable, the following: (i) information or records regarding shares of the Funds held in all your accounts and accounts of your spouse Immediate Family Members at the Funds or at the financial intermediary; and (ii) information or records regarding shares of the Funds held in any of your accounts and accounts of your spouse Immediate Family Members at other financial intermediaries. See the SAI for additional information on reduced sales charges.

Waived Sales Charges. Under certain conditions, Class A Shares of the Funds may be purchased without a sales charge. These conditions may include purchases made through or by the following:

• Employee benefit plans having more than 25 eligible employees or a minimum of $250,000;

• Employees of dealers that are members of the Financial Industry Regulatory Authority, Inc. (formerly the National Association of Securities Dealers, Inc.), members of the dealers’ immediate families, and the dealers’ employee benefit plans;

• Certain trust companies, bank trust departments, and investment advisors that invest on behalf of their clients and charge account management fees that have entered into agreements with the Distributor;

• Employees of the adviser or the Funds and their immediate family members (including spouse, children, parents, children’s spouses, and spouse’s parents);

• Class A shares of the Funds issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at NAV and are not subject to any sales charges;

• Participants in “no transaction fee” programs of discount brokerages that maintain an omnibus account with the Funds; or

• Individuals investing distributions from tax-deferred savings and retirement plans.

The adviser may also waive the sales charges for larger purchases or under certain conditions. Please contact the adviser to determine eligibility for waived sales charges.

CLASS C SHARES

Class C Shares are sold at net asset value. The minimum initial investment is $1,000. The minimum additional investment is $100. The Funds may, in the adviser’s sole discretion, accept certain accounts with less than the minimum investment.

INSTITUTIONAL CLASS SHARES

Institutional Class Shares are sold at net asset value. The minimum initial investment is $250,000 ($2,000 for the Nile Global Frontier Fund). The minimum additional investment is $25,000 ($100 for the Nile Global Frontier Fund). The Funds may, in the adviser’s sole discretion, accept certain accounts with less than the minimum investment.

Purchasing Shares.  You may purchase shares of a Fund by sending a completed application form to the following address:

via Regular Mail	or Overnight Mail
Nile Funds c/o Gemini Fund Services, LLC PO Box 541150 Omaha, Nebraska 68154	Nile Funds c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist a Fund in verifying your identity.  Until such verification is made, a Fund may temporarily limit additional share purchases.  In addition, a Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity.  As required by law, a Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers:  You may invest in the Funds through brokers or agents who have entered into selling agreements with the Funds' distributor.  The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Funds.  Each Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order.  The broker or agent may set their own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Funds.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from a Fund.  You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire:  If you wish to wire money to make an investment in a Fund, please call the Funds at 1-877-68-AFRICA for wiring instructions and to notify the Funds that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Funds will normally accept wired funds for investment on the day received if they are received by the Funds’ designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan:  You may participate in the Funds' Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Funds through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account.  Please contact the Funds at 1-877-68-AFRICA for more information about the Funds' Automatic Investment Plan.

Minimum and Additional Investment Amounts.  You can open an account with a minimum initial investment of $1,000 in Class A or Class C shares of any Fund and make additional investments to the account at any time with as little as $100.  Institutional Class shares require a minimum initial investment of $250,000 ($2,000 for the Nile Global Frontier Fund).  The minimum additional investment is $25,000 ($100 for the Nile Global Frontier Fund).  There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from a Fund.  Each Fund reserves the right to waive any investment minimum.

Each Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to the appropriate Fund.  None of the Funds will accept payment in cash, including cashier’s checks or money orders.  Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC, the Funds' transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed.  All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after a Fund receives your application or request in good order.  All requests received in good order by a Fund before 4:00 p.m. (Eastern time) will be processed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

•

 the name of the Fund and share class

•

 the dollar amount of shares to be purchased

•

 a completed purchase application or investment stub

check payable to the applicable Nile Fund

Retirement Plans.  You may purchase shares of a Fund for your individual retirement plans.  Please call the Funds at 1-877-68-AFRICA for the most current listing and appropriate disclosure documentation on how to open a retirement account.

Exchange Feature.  An investor may exchange shares of any Fund in which such investor holds shares for shares of any other series of the Trust advised by the adviser and offered for sale in the state in which you reside.  Any such exchange will be made at the net asset value plus the percentage difference between the sales charge applicable to those shares and any sales charge previously paid by you in connection with the shares being exchanged.  Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

An investor may direct any Fund in which such investor holds shares to exchange his shares by writing to the Funds’ transfer agent.  The request must be signed exactly as the investor’s name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the series and class to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares.  Notwithstanding the foregoing, exchanges of shares may only be within the same class or type of class of shares involved.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon prior written notice to the shareholders.

HOW TO REDEEM SHARES

Redeeming Shares.  A 2.00% early redemption fee will be assessed on shares held less than 90 days.  You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via Regular Mail	or Overnight Mail

35

Nile Funds c/o Gemini Fund Services, LLC PO Box 541150 Omaha, Nebraska 68154	Nile Funds c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

Redemptions by Telephone:  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Funds and instruct them to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-877-68-AFRICA.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

Each Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Funds, their transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Funds or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Funds and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker:  If shares of a Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of a Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire:  You may request that your redemption proceeds be wired directly to your bank account.  The Funds' transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan: If your individual accounts, IRA or other qualified plan account have a current account value of at least $10,000, you may participate in the Funds' Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from a Fund through the use of electronic funds transfers.  You may elect to make subsequent withdrawals by transfers of a minimum of $50 on specified days of each month into your established bank account.  Please contact the Funds at 1-877-68-AFRICA for more information about the Funds' Automatic Withdrawal Plan.

Redemptions in Kind.  Each Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) on the amount greater than $250,000 or 1% of the Fund's assets.  The securities will be chosen by the Fund and valued at the Fund’s net asset value.  A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent.  Once a Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.”  If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order:  Your redemption request will be processed if it is in “good order.”  To be in good order, the following conditions must be satisfied:

•

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•

The request must identify your account number and Fund;

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees.  If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Funds with your signature guaranteed.  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•

you request a redemption to be made payable to a person not on record with the Funds;

•

you request that a redemption be mailed to an address other than that on record with the Funds;

•

the proceeds of a requested redemption exceed $50,000;

•

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations).  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans.  If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances.  If at any time your account balance in a Fund falls below $1,000, the Fund may notify you that, unless the account is brought up to at least $1,000 within 60 days of the notice; your account could be closed.  After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below $1,000 due to a decline in NAV.  The Funds will not charge any redemption fee on involuntary redemptions.

Miscellaneous.  The Funds reserve the right to delay the distribution of redemption proceeds involving recently purchased shares until the check for the recently purchased shares has cleared.  The Funds may also suspend redemptions, if permitted by the Investment Company Act of 1940, for any period during which the NYSE is closed, trading is restricted by the Securities and Exchange Commission (“SEC”), or the SEC declares that an emergency exists.  Redemptions may be suspended during other periods permitted by the SEC for the protection of the Funds’ shareholders.  During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Each Fund discourages and does not accommodate market timing.  Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.  Each Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities.  Accordingly, the Funds' Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change.  The Funds' Board has also approved a 2.00% early redemption fee on shares held less than 90 days.  Redemption fees are paid to a Fund and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

The Funds currently use several methods to reduce the risk of market timing.  These methods include committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds' "Market Timing Trading Policy."  If a shareholder makes a redemption that is both within a predetermined number of days of purchase and in excess of a predetermined dollar amount, the Fund and its adviser will further evaluate the shareholder's transactions to determine whether the trading pattern suggests an ongoing market timing strategy.  Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of the Funds' shareholders.

Based on the frequency of redemptions in your account, the adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to a Fund as described in the Funds' Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into a Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting redemptions out of a Fund.

Each Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when a shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities.  Neither the Funds nor the adviser will be liable for any losses resulting from rejected purchase or exchange orders.  The adviser may also bar an investor who has violated these policies (and the investor's financial adviser) from opening new accounts with the Funds.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that a Fund will be able to identify or limit these activities.  Omnibus account arrangements are common forms of holding shares of funds. While the Funds will encourage financial intermediaries to apply the Funds' Market Timing Trading Policy to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity or enforce the Funds' Market Timing Trading Policy with respect to customers of financial intermediaries.  For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers.  More specifically, unless the financial intermediaries have the ability to apply the Funds' Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Fund’s redemption fee and monitoring trading activity for what might be market timing, a Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds' Market Timing Trading Policy.  However, the Funds will ensure that financial intermediaries maintaining omnibus accounts on behalf of the Funds enter into an agreement with the Funds to provide shareholder transaction information, to the extent known to the financial intermediary, to the Fund upon request.

Redemption Fee

The Funds will deduct a 2.00% redemption fee on the redemption amount if you sell your shares after less than 90 days of purchase. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for one year or more are not subject to the 2.00% fee. Redemption fees are paid to the Funds directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Waivers of Redemption Fees: The Funds have elected not to impose the redemption fee for:

•

Redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;

•

Certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;

•

Redemptions or exchanges in discretionary asset allocation, fee based or wrap programs (“wrap programs”) that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;

•

Involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Funds, or to pay shareholder fees;

•

Redemptions in connection with exchanges of shares between other Nile Funds or classes;

•

Redemptions resulting from death, divorce decree or disability; or

•

Other types of redemptions as Nile Capital Management, LLC or the Trust may determine in special situations and approved by the Funds’ or the adviser’s Chief Compliance Officer.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in a Fund.)

Each Fund intends to distribute substantially all of its net investment income and net capital gains annually in December.  Both distributions will be reinvested in shares of the Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from a Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Funds will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires each Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  The Funds reserve the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Funds are required to withhold taxes if a number is not delivered to the Funds within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning the Fund’s shares.

DISTRIBUTION OF SHARES

Distributor. Northern Lights Distributors, LLC (“Distributor”), located at 17605 Wright Street, Omaha, NE 68130, is the principal underwriter and distributor of the Funds’ shares and serves as the Funds’ agent for the distribution of the Funds’ shares.  The Distributor may sell the Funds’ shares to or through qualified securities dealers or others.

Rule 12b-1 Distribution Plan.  The Board of Trustees of the Trust has adopted separate Distribution Plans pursuant to Rule 12b-1 of the 1940 Act for each Fund. Each Distribution Plan is intended to pay for certain distribution activities and shareholder services from assets attributable to the Class A and Class C shares of each Fund, respectively.  Under the 12b-1 distribution plan, the Funds may pay

0.25% per year of the average daily net assets of the each Fund attributable to its Class A Shares and 1.00% per year of the average daily net assets of the each Fund attributable to its Class C Shares for such distribution and shareholder service activities for each respective class of shares.

Because these distribution and shareholder service fees are paid out of the Funds’ assets on an ongoing basis, the fees may, over time, increase the cost of investing in the Funds and cost investors more than other types of sales loads.

Additional Compensation to Financial Intermediaries:  The Funds' distributor, its affiliates, and the Funds' adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to a Fund’s shareholders.  The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms.  Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

HOUSEHOLDING

To reduce expenses, we mail only one copy of the Prospectus and each annual and semi-annual report to those addresses share by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-877-68-AFRICA between the hours of 8:30 a.m. and 6:00 p.m. Eastern time on days the Funds are open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the Funds’ financial performance since its inception.  Certain information reflects financial results for a single Fund share.  Total return represents the rate you would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions.  The information for the fiscal year ended March 31, 2014 has been audited by BBD, LLP, the Funds’ Independent Registered Public Accounting Firm, whose report, along the with the Funds’ financial statements, are included in the Funds’ annual report, which is available upon request.

Nile Pan Africa Fund

Financial Highlights – Class A

The table below sets forth financial data for one share of beneficial interest outstanding through each period presented.

	For the Year		For the Year		For the Year		For the Period
	Ended		Ended		Ended		Ended
	March 31, 2014		March 31, 2013		March 31, 2012		March 31, 2011*

Net Asset Value, Beginning of Period	$14.28		$11.57		$11.84		$10.00
From Operations:
Net investment income (loss) (a)	0.13		0.05		0.04		(0.14)
Net gain (loss) on investments and foreign currency (both realized and unrealized)	0.56		2.86		(0.29)	(b)	1.98
Total from operations	0.69		2.91		(0.25)		1.84
From redemption fees	0.00	(c)	0.01		0.04		0.00	(c)
Distributions to shareholders from:
Net investment income	(0.40)		(0.21)		(0.06)		-
Net realized gains	(0.02)		-		-		-
Total distributions	(0.42)		(0.21)		(0.06)		-
Net Asset Value, End of Period	$14.55		$14.28		$11.57		$11.84

Total Return	4.92%		25.46%	(d)	(1.68)%	(d)	18.40%	(e)(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$31,202		$20,083		$8,338		$3,622
Ratio to average net assets:
Expenses, Gross	2.49%		2.96%		3.73%		9.84%	(f)
Expenses, Net of Reimbursement/Recoupment	2.50%		2.50%		2.50%		2.50%	(f)
Net investment income (loss), Gross	0.95%		(0.11)%		(0.88)%		(8.61)%	(f)
Net investment income (loss), Net of Reimbursement	0.94%		0.35%		0.35%		(1.26)%	(f)
Portfolio turnover rate	113%		126%		174%		102%	(e)
__________

*Commenced of Operations was April 28, 2010.

(a) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for each period.

(b) The amount of net gain (loss) on investments and foreign currency (both realized and unrealized) per share did not accord with the amounts.

(c) Amount less than $0.01.

(d) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(e) Not Annualized.

(f) Annualized.

Nile Pan Africa Fund

Financial Highlights – Class C

The table below sets forth financial data for one share of beneficial interest outstanding through each period presented.

	For the Year		For the Year		For the Year		For the Period
	Ended		Ended		Ended		Ended
	March 31, 2014		March 31, 2013		March 31, 2012		March 31, 2011*

Net Asset Value, Beginning of Period	$14.10		$11.39		$11.75		$10.00
From Operations:
Net investment income (loss) (a)	0.06		(0.06)		(0.07)		(0.22)
Net gain (loss) on investments and foreign currency (both realized and unrealized)	0.52		2.84		(0.28)	(b)	1.97
Total from operations	0.58		2.78		(0.35)		1.75
From Redemption Fees	0.00	(c)	0.01		0.04		0.00	(c)
Distributions to shareholders from:
Net investment income	(0.28)		(0.08)		(0.05)		-
Net realized gains	(0.02)		-		-		-
Total distributions	(0.30)		(0.08)		(0.05)		-
Net Asset Value, End of Period	$14.38		$14.10		$11.39		$11.75

Total Return	4.18%		24.56%	(d)	(2.49)%	(d)	17.50%	(e)(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$3,087		$3,411		$4,320		$742
Ratio to average net assets:
Expenses, Gross	3.24%		3.76%		4.26%		14.71%	(f)
Expenses, Net of Reimbursement/Recoupment	3.25%		3.25%		3.25%		3.25%	(f)
Net investment income (loss), Gross	0.41%		(0.98)%		(1.68)%		(13.58)%	(f)
Net investment income (loss), Net of Reimbursement	0.40%		(0.47)%		(0.67)%		(2.11)%	(f)
Portfolio turnover rate	113%		126%		174%		102%	(e)
__________

*Commenced of Operations was April 28, 2010.

(a) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for each period.

(b) The amount of net gain (loss) on investments and foreign currency (both realized and unrealized) per share did not accord with the amounts.

(c) Amount less than $0.01.

(d) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(e) Not Annualized.

(f) Annualized.

Nile Pan Africa Fund

Financial Highlights – Institutional Class

The table below sets forth financial data for one share of beneficial interest outstanding through each period presented.

	For the Year		For the Year		For the Year		For the Period
	Ended		Ended		Ended		Ended
	March 31, 2014		March 31, 2013		March 31, 2012		March 31, 2011*

Net Asset Value, Beginning of Period	$14.31		$11.59		$11.85		$11.76
From Operations:
Net investment income (loss) (a)	0.16		0.09		0.07		(0.05)
Net gain (loss) on investments and foreign currency (both realized and unrealized)	0.57		2.86		(0.31)	(b)	0.14
Total from operations	0.73		2.95		(0.24)		0.09
From Redemption Fees	0.00	(c)	0.01		0.04		0.00	(c)
Distributions to shareholders from
Net investment income	(0.43)		(0.24)		(0.06)		-
Net realized gains	(0.02)		-		-		-
Total distributions	(0.45)		(0.24)		(0.06)		-
Net Asset Value, End of Period	$14.59		$14.31		$11.59		$11.85

Total Return	5.19%		25.76%	(d)	(1.52)%	(d)	0.77%	(e)(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$9,836		$4,510		$1,274		$663
Ratio to average net assets:
Expenses, Gross	2.24%		2.65%		3.49%		7.06%	(f)
Expenses, Net of Reimbursement/Recoupment	2.25%		2.25%		2.25%		2.25%	(f)
Net investment income (loss), Gross	1.12%		0.25%		(0.57)%		(5.74)%	(f)
Net investment income (loss), Net of Reimbursement	1.11%		0.67%		0.67%		(0.92)%	(f)
Portfolio turnover rate	113%		126%		174%		102%	(e)
__________

*Commenced of Operations was November 3, 2010.

(a) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for each period.

(b) The amount of net gain (loss) on investments and foreign currency (both realized and unrealized) per share did not accord with the amounts reported in the Statement of Operations due to the timing of purchases and redemptions of Fund shares during the period.

(c) Amount less than $0.01.

(d) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(e) Not Annualized.

(f) Annualized.

Nile Global Frontier Fund

Financial Highlights – Institutional Class

The table below sets forth financial data for one share of beneficial interest outstanding through each period presented.

	For the Period
	Ended
	March 31, 2014*

Net Asset Value, Beginning of Period	$10.00
From Operations:
Net investment income (loss) (a)	(0.06)
Net gain on investments and foreign currency (both realized and unrealized)	0.53
Total from operations	0.47

Net Asset Value, End of Period	$10.47

Total Return (b)	4.70%	(c)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$156
Ratio to average net assets:
Expenses, Gross	126.10%	(d)
Expenses, Net of Reimbursement	2.25%	(d)
Net investment loss, Gross	(126.09)%	(d)
Net investment loss, Net of Reimbursement	(2.24)%	(d)
Portfolio turnover rate	41%	(c)
__________

*Commencement of Operations was December 31, 2013.

(a) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for each period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.  Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.  Total returns for periods of less than one year are not annualized.

(c) Not Annualized

(d) Annualized

PRIVACY NOTICE Rev Dec. 2011
FACTS	WHAT DOES NILE CAPITAL INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

  The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•

Social Security Number

•

Assets

•

Retirement Assets

•

Transaction History

•

Checking Account Information

•

Purchase History

•

Account Balances

•

Account Transactions

•

Wire Transfer Instructions

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Nile Capital Investment Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Nile Capital Investment Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-682-3742

Who we are

46

Who is providing this notice?	Nile Capital Investment Trust
What we do
How does Nile Capital Investment Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Nile Capital Investment Trust collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪    Affiliates from using your information to market to you

▪    Sharing for nonaffiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Nile Capital Investment Trust doesn’t share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Nile Capital Investment Trust doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Nile Capital Investment Trust doesn’t jointly market.

Nile Pan Africa Fund
Nile Global Frontier Fund
Nile Africa and Frontier Bond Fund

Adviser	Nile Capital Management, LLC 116 Village Blvd, Suite 306 Princeton, NJ 08540	Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Independent Registered Public Accounting Firm	BBD, LLP 1835 Market Street, 26th Floor Philadelphia, PA 19103	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Custodian	Fifth Third Bank 38 Fountain Square Plaza Cincinnati, OH 45263	Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Additional information about the Funds is included in the Funds' Statement of Additional Information dated August 1, 2014 (the "SAI").  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Trust's policies and management.  Additional information about the Funds' investments will also be available in the Funds' Annual and Semi-Annual Reports to Shareholders.  In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI and, when issued, the Annual and Semi-Annual Reports to Shareholders, or other information about the Funds, or to make shareholder inquiries about the Funds, please call 1-877-68-AFRICA  or visit www.nilefunds.com.  You may also write to:

The Nile Funds

c/o Gemini Fund Services, LLC

17605 Wright Street

Omaha, Nebraska 68130

You may review and obtain copies of the Funds' information at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-22384

NILE PAN AFRICA FUND

Class A: NAFAX

Class C: NAFCX

Institutional Class: NAFIX

NILE GLOBAL FRONTIER FUND

Class A: NFRNX

Class C

Institutional Class

NILE AFRICA AND FRONTIER BOND FUND

Class A

Class C

Institutional Class

Each a series of Nile Capital Trust

STATEMENT OF ADDITIONAL INFORMATION

August 1, 2014

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus of the Nile Pan Africa Fund, the Nile Global Frontier Fund and the Nile Africa and Frontier Bond Fund (each a "Fund," collectively, the "Funds") dated August 1, 2014.  The Funds' Prospectus is hereby incorporated by reference, which means it is legally part of this SAI.  You can obtain copies of the Funds' Prospectus without charge by contacting the Funds' Transfer Agent, Gemini Fund Services, LLC, or by calling toll-free 1-877-68-AFRICA.  You may also obtain a Prospectus by visiting www.nilefunds.com.

TABLE OF CONTENTS

THE FUNDS	2
TYPES OF INVESTMENTS	3
INVESTMENT RESTRICTIONS	26
DISCLOSURE OF PORTFOLIO HOLDINGS	28
MANAGEMENT	30
CONTROL PERSONS AND PRINCIPAL HOLDERS	34
INVESTMENT ADVISER	35
DISTRIBUTION OF SHARES	38
PORTFOLIO MANAGER	40
ALLOCATION OF PORTFOLIO BROKERAGE	41
PORTFOLIO TURNOVER	42
OTHER SERVICE PROVIDERS	42
DESCRIPTION OF SHARES	45
ANTI-MONEY LAUNDERING PROGRAM	45
PURCHASE, REDEMPTION AND PRICING OF SHARES	45
TAX STATUS	48
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	50
LEGAL COUNSEL	50
FINANCIAL STATEMENTS	50
APPENDIX A – ADVISER'S PROXY VOTING POLICIES AND PROCEDURES	A-1

1

THE FUNDS

Each Fund is a non-diversified series of Nile Capital Investment Trust, a Delaware statutory trust organized on January 19, 2010 (the “Trust”).  The Trust is registered as an open-end management investment company.  The Trust is governed by its Board of Trustees (the “Board” or “Trustees”).

Each Fund may issue an unlimited number of shares of beneficial interest.  All shares of a Fund have equal rights and privileges.  Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of a Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of each Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Nile Pan Africa Fund and Nile Global Frontier Fund currently offer three classes of shares: Class A, Class C and Institutional Class shares.  However, Nile Global Frontier Fund Class C and Institutional Class shares are not currently available.  Shares of Nile Africa and Frontier Bond Fund are not currently available for purchase.  Each share class represents an interest in the same assets of a Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different distribution fees; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.  The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

Nile Capital Management, LLC (the “Adviser”) is the Funds' investment adviser.  Each Fund’s investment objective, restrictions and policies are more fully described here and in the Prospectus.  The Board may start other series and offer shares of a new fund under the Trust at any time.  The Board of Trustees may classify and reclassify the shares of a Fund into additional classes at a future date.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal.  Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder.  Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.  As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

2

TYPES OF INVESTMENTS

The investment objective of each Fund and a description of each Fund's respective principal investment strategies are set forth under “Fund Summary” in the Prospectus.  No Fund’s investment objective is “fundamental” and may be changed without the approval of a majority of its outstanding voting securities, however, shareholders will be given at least 60 days' notice of such a change.

The following information describes securities in which the Funds may invest as part of their respective investment strategies and their related risks.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

Preferred Stock

Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity.  The risks of preferred stocks include a lack of voting rights and the Funds' adviser may incorrectly analyze the security, resulting in a loss to a Fund.  Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to a Fund.  Preferred stock may also be convertible in the common stock of the issuer.  Convertible securities may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. A convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.  In general, preferred stocks generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.  Each Fund may invest in preferred stock with any or no credit rating. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock market value may change based on changes in interest rates.

3

Investment Companies

Each Fund may invest in investment companies such as open-end funds (mutual funds), closed-end funds, and exchange traded funds (also referred to as "Underlying Funds").  The 1940 Act provides that the mutual funds may not: (1) purchase more than 3% of an investment company’s outstanding shares; (2) invest more than 5% of its assets in any single such investment company (the "5% Limit"), and (3) invest more than 10% of its assets in investment companies overall (the "10% Limit"), unless: (i) the underlying investment company and/or the fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission ("SEC"); and (ii) the underlying investment company and the fund take appropriate steps to comply with any conditions in such order.

In addition, Section 12(d)(1)(F) of the 1940 Act, provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to a Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. Each Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions:  when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Further, a Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the FINRA for funds of funds.

A Fund and any “affiliated persons,” as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any Underlying Fund.  Accordingly, when affiliated persons hold shares of any of the Underlying Funds, a Fund’s ability to invest fully in shares of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference.  The 1940 Act also provides that an Underlying Fund whose shares are purchased by a Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the Underlying Fund's outstanding securities during any period of less than 30 days. Shares held by a Fund in excess of 1% of an Underlying Fund's outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund's total assets.

Under certain circumstances an Underlying Fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, a Fund may hold securities distributed by an Underlying Fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisors of the Underlying Funds are made independently of a Fund and its Adviser. Therefore, the investment advisor of one Underlying Fund

4

may be purchasing shares of the same issuer whose shares are being sold by the investment advisor of another such fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

Closed-End Investment Companies. A Fund may invest its assets in "closed-end" investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as a Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

A Fund generally will purchase shares of closed-end funds only in the secondary market. A Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. A Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if a Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

A Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by a Fund will ever decrease. In fact, it is possible that this market discount may increase and a Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. A Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market

5

price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Exchange Traded Funds. ETFs are passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs), which are unmanaged portfolios overseen by trustees.  ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds.

There is a risk that an ETFs in which a Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Funds intend to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although the Funds believe that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.  To the extent a Fund invests in a sector product, the Fund is subject to the risks associated with that sector.

Depositary Receipts.  A Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.  Many of the risks described above regarding foreign securities apply to investments in ADRs.

The following information describes securities in which a Fund may invest as part of its non-principal investment strategy and their related risks.

DERIVATIVES

Each Fund may invest in derivatives in order to hedge against market movements while liquidating certain position and buying other securities.  For example, a Fund may buy put options on certain market indices while settlement is pending for individual securities which have been liquidated.  It is the Adviser's strategy to maintain exposure to the markets through the use of puts until proceeds from liquidated holdings are received and can then be reinvested.  The information below contain additional information about derivatives generally.

6

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain a Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Funds expect to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be

7

made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Options on Futures Contracts

Each Fund may purchase and sell options. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Regulation as a Commodity Pool Operator

The Trust’s investment adviser, on behalf of the Funds, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Funds’ operations.  Accordingly, the Funds and the investment adviser are not subject to registration or regulation as a commodity pool operator.

Options On Securities

Each Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price

8

of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100®. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

Each Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event a Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by a Fund expires unexercised, that Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

9

Successful use by a Fund of options on stock indices will be subject to the ability of the advisor to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund.  Inasmuch as a Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, each Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and a Fund's securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund was unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions. Transactions using options (other than options that a Fund has purchased) expose the Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. A Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Custodian in the prescribed amount. Under current SEC guidelines, each Fund will segregate assets to cover transactions in which the Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Dealer Options

Each Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were

10

exercised. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While each Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the applicable Fund, there can be no assurance that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because each Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair the Funds’ ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities.  Each Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the applicable Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, each Fund will treat dealer options as subject to the applicable Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, a Fund will change its treatment of such instruments accordingly.

Spread Transactions

Each Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives each Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Funds, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Funds against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Swap Agreements

Each Fund may enter into interest rate, index and currency exchange rate swap agreements in an attempt to obtain a particular desired return at a lower cost to the applicable Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or

11

instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Fund's portfolio.

Whether a Fund's use of swap agreements enhance the Fund's total return will depend on the adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, each Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds' adviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

Certain Investment Techniques and Derivatives Risks.

When the Funds' adviser uses investment techniques such as margin, leverage and short sales, and forms of financial derivatives, such as options and futures, an investment in a Fund may be more volatile than investments in other mutual funds. Although the intention is to use such investment techniques and derivatives to minimize risk to the Funds, there is the possibility that improper implementation of such techniques and derivative strategies or unusual market conditions could result in significant losses to the Funds.  Derivatives are used to limit risk in the Funds or to

12

enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment in that instrument (in some cases, the potential loss in unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period, which could leave a Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

FIXED INCOME/DEBT/BOND SECURITIES

Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in a Fund will be subjected to risk even if all fixed income securities in the Fund's portfolio are paid in full at maturity. All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer's actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

The corporate debt securities in which the Funds may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate's current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include

13

master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

Each Fund may invest in debt securities, including non-investment grade debt securities.  The following describes some of the risks associated with fixed income debt securities:

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk. Fixed income securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk. Each Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Fund.

14

At times, some of the mortgage-backed securities in which the Funds may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause a Fund to experience a loss equal to any unamortized premium.

Certificates of Deposit and Bankers’ Acceptances

Each Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

Each Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.  It may secured by letters of credit, a surety bond or other forms of collateral.  Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper.  As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk.  Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances.  Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates.  If interest rates rise, commercial paper prices will decline.  The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase.  Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities.  As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Time Deposits and Variable Rate Notes

Each Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations which the Funds may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. Each Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any

15

time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between a Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Funds’ advisor will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the applicable Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations

Each Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000.  The Fund may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank per Fund; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

High Yield Securities

Each Fund may invest in high yield securities.  High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss.  These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, a Fund would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes.  The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2000, 2001 and 2002, the default rate for high yield securities was significantly higher than in the prior or subsequent years.

Valuation Difficulties.  It is often more difficult to value lower-rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there

16

may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity.  There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, a Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer’s financial condition is deteriorating.

Credit Quality.  Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation.  Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on a Fund’s investments in lower rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.  These are bonds sold without registration under the Securities Act of 1933, as amended (“1933 Act”), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries (“LDCs”).

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other

17

securities to holders of its debt securities.  A Fund may hold such common stock and other securities even if it does not invest in such securities.

Municipal Government Obligations

In general, municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities.  Municipal obligations generally include debt obligations issued to obtain funds for various public purposes.  Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects.  Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes and municipal lease obligations.  Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of the Trust determines that an investment in any such type of obligation is consistent with the applicable Fund’s investment objectives.  Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets or domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

Bonds and Notes.  General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of interest and principal.  Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source.  Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users.  Municipal notes are issued to meet the short-term funding requirements of state, regional and local governments.  Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal Lease Obligations.  Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract.  They are issued by state and local governments and authorities to acquire land, equipment and facilities, such as vehicles, telecommunications and computer equipment and other capital assets.  A Fund may invest in Underlying Funds that purchase these lease obligations directly, or it may purchase participation interests in such lease obligations (See “Participation Interests” section). States have different requirements for issuing municipal debt and issuing municipal leases.  Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a “non-appropriation” clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.  Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes.  Accordingly, such obligations are subject to “non-appropriation” risk.  Municipal leases may be secured by the underlying capital asset and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. Each

18

Fund may also invest in Treasury Inflation-Protected Securities ("TIPS").  TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation.  The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index ("CPI").  If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent.  If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise.  However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

United States Government Agency

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, government National Mortgage Association ("GNMA"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Farm Credit Banks, the Federal National Mortgage Association ("FNMA"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association).  On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that FNMA and FHLMC had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations.  The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both FNMA and FHLMC to ensure that each entity had the ability to fulfill its financial obligations.  The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of FNMA and FHLMC.

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage

19

bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Mortgage Pass-Through Securities

Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by GNMA) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include FNMA and FHLMC.  FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues PCs, which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

20

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Funds do not purchase interests in pools created by such non-governmental issuers.

Resets. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which each Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the ARMs in which the Funds invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

Convertible Securities

Each Fund may invest in convertible securities and non-investment grade convertible securities.  Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Warrants

Each Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year

21

to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Foreign Securities

Each Fund may invest in securities of foreign issuers and exchange traded funds (“ETFs”) and other investment companies that hold a portfolio of foreign securities.  Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies.  There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.  There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States.  Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to a Fund by domestic companies or the U.S. government.  There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of a Fund held in foreign countries.  Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent a Fund’s currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements).  Conversely, increases in the value of currencies of the foreign countries in which a Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Emerging Markets Securities.  Each Fund may purchase securities of emerging market issuers and ETFs and other closed end funds that invest in emerging market securities.  Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less

22

governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Illiquid and Restricted Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. A Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Underlying Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority, Inc.

Under guidelines adopted by the Trust's Board, the Funds' adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial

23

condition and prospects of the issuer. In the case of commercial paper, the adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization (“NRSRO”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Funds’ adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of a Funds’ assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Real Estate Investment Trusts

Each Fund may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Funds can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

24

Repurchase Agreements

Each Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the "underlying security") from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the advisor. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to a Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Funds to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while a Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

When-Issued, Forward Commitments and Delayed Settlements

Each Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because a Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Fund's adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Funds will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases a Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

25

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Short Sales

Each Fund may sell securities short. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. A Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale).  The Funds do not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 25% of the value of a Fund's net assets. This percentage may be varied by action of the Board of Trustees. A short sale is "against the box" to the extent a Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

INVESTMENT RESTRICTIONS

The Funds have each adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the applicable Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

1.  Borrowing Money.  No Fund will borrow money, except:  (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or

26

(b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.

2.  Senior Securities.  No Fund will issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.  Underwriting.  No Fund will act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

4.  Real Estate.  No Fund will purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.  Commodities.  No Fund will purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.  Loans.  No Fund will make loans to other persons, except:  (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.  Concentration.  No Fund will invest 25% or more of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUNDS. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

1.  Pledging.  No Fund will mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.  Margin Purchases.  No Fund will purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts and other permitted investment techniques.

27

3.  Illiquid Investments.  No Fund will hold 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

4.  80% Investment Policy.  Each Fund has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in particular name-related investments, as defined in its then current Prospectus.  Under normal market conditions, the Nile Pan Africa Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in securities of African companies, securities issued by or guaranteed by African governments, their agencies and instrumentalities, and multi-national organizations.  Under normal market conditions, the Nile Global Frontier Fund investments at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in securities of Frontier market issuers directly or through ETFs that invest primarily in securities of Frontier market issuers.  Under normal market conditions, the Nile Africa and Frontier Bond Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in African and/or Frontier bonds.  Shareholders of a Fund will be provided with at least 60 days prior notice of any change in the Fund’s policy.  The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type:  “Important Notice Regarding Change in Investment Policy.”  The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Temporary Investments:  To respond to adverse market, economic, political or other conditions, each Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.  While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.  Furthermore, to the extent that a Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees.  Each Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which are sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which are filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters.  The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters.  The Funds must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Funds, upon request, free of charge.  This policy is applied uniformly to all

28

shareholders of the Funds without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).  The Funds have an ongoing arrangement to release portfolio holdings to Morningstar in order for Morningstar to assign a rating or ranking to the Fund.  Portfolio holdings will be supplied to Morningstar no more frequently than quarterly and only after the Funds have filed a Form N-CSR or Form N-Q with the SEC.

Pursuant to policies and procedures adopted by the Board of Trustees, the Funds have ongoing arrangements to release portfolio holdings information on a daily basis to the Adviser, the Transfer Agent, the Fund Accounting Agent and the Custodian and on an as needed basis to other third parties providing services to the Fund.  The Adviser, Transfer Agent, Fund Accounting Agent and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Fund.  The Fund discloses portfolio holdings to its auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers as needed to provide services to the Fund.  The lag between the date of the information and the date on which the information is disclosed to these third parties will vary based on the identity of the party to whom the information is disclosed.  For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Funds’ Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Funds’ portfolio securities at any time or to any persons other than those described above.  The Funds, the Adviser, the Transfer Agent, the Fund Accounting Agent and the Custodian are prohibited from entering into any special or ad hoc arrangements with any persons to make available information about a Fund’s portfolio holdings without the specific approval of the Board.  Any party wishing to release portfolio holdings information on an ad hoc or  special basis must submit any proposed arrangement to the Board, which will review such arrangement to determine whether it is (i) in the best interests of Fund shareholders, (ii) whether the information will be kept confidential (based on the factors discussed below) (iii) whether sufficient protections are in place to guard against personal trading based on the information and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Fund or the Adviser. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing the Fund’s portfolio holdings.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is  disclosed under conditions of confidentiality.  “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.  The agreements with the Funds’ Transfer Agent, Fund Accounting Agent and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about a Fund’s portfolio holding and the duty not to trade on the non-public information.  The Adviser has entered into a separate written confidentiality agreement that prohibits the disclosure of nonpublic information about a Fund’s portfolio holdings and includes a duty not to trade on the non-public information.

29

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws, which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of five individuals, three of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”). Pursuant to the governing documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is c/o Nile Capital Management, LLC,116 Village Boulevard, Suite 306, Princeton, New Jersey 08540.

Board Leadership Structure.  The Trust is led by Mr. Larry Seruma, who has served as the Chairman of the Board and President (principal executive officer), since the Fund's inception.  Mr. Seruma is an interested person by virtue of his controlling interest in the Trust's investment adviser.  The Board of Trustees is comprised of Mr. Seruma, Mr. Robert Roach and three (3) Independent Trustees (i.e. those who are not "interested persons" of the Trust, as defined under the 1940 Act).  Mr. Roach is deemed to be an interested Trustee because of his prior service as an officer of the Trust and his prior service as an officer of the Trust’s investment adviser.  The Trust does not have a Lead Independent Trustee, but governance guidelines provide that Independent Trustees will meet in executive session at each Board meeting and no less than quarterly.  The Trust has an Audit Committee with a separate chair.  The Trust does not have a Nominating Committee, but the Audit Committee performs the duties of a nominating committee when and if necessary.  Under the Trust's Declaration of Trust, By-Laws and governance guidelines, the Chairman of the Board is generally responsible for (a) chairing board meetings, (b) setting the agendas for these meetings and (c) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman and President, together with the Audit Committee and the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight.  The Board of Trustees is comprised of Mr. Seruma, Mr. Roach and three (3) Independent Trustees with an Audit Committee with a separate chair.  The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from Mr. Seruma in his role as Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting the risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.  Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Larry Seruma, Managing Principal of the Trust's investment adviser, has served as the

30

Portfolio Manager for the Trust's Funds since they commenced operations in 2010.  Mr. Seruma has over 20 years of experience in portfolio management, investment research and quantitative investment strategies. In 2004, Mr. Seruma founded Nile Capital Management, where he began his tenure as Portfolio Manager for the Nile Master Fund, a global long/short equity hedge fund. In 2005, the Nile Fund was integrated into Proxima Alfa Investments (USA) LLC (formerly VegaPlus Capital Partners), a subsidiary of Banco Bilbao Vizcaya Argentaria, and Mr. Seruma was named one of the firm's Managing Directors. Currently, Nile Capital Management serves as the Advisor for the Nile Africa Funds, which seek opportunities for investment across the African continent. Prior to founding Nile Capital Management, Mr. Seruma was a Principal at Barclays Global Investors (BGI), a division of Barclays Capital. He was a member of the Active Strategies Group there and also a member of BGI’s Investment Process Committee. Early in his career, Mr. Seruma was an Options Market Maker in the Exchange pits at the Chicago Board of Options Exchange. Mr. Seruma has authored several articles on investments in Africa and other emerging/frontier markets, and has been featured in many leading financial publications.  He received an MBA in Analytic Finance and Statistics from the Booth School of Business, The University of Chicago, in 1996.  Mr. Robert Roach has over 20 years of business experience in the financial services industries, including currently serving as Chief Compliance Officer of AmericaFirst Capital Management, LLC and Principal, Chief Financial and Compliance Officer of AmericaFirst Securities, Inc.  Mr. Roach holds an MBA in Finance from the University of Chicago - Booth School of Business and an AB in Economics from Dartmouth College.  Mr. David Friedensohn has over 20 years of business experience in the technology, entertainment and venture capital areas, including currently serving as Chief Executive Officer of The Wall Street Transcript, an internet based investment research company.  He is also an adjunct professor at the University of Maryland, Baltimore County.  Mr. Friedensohn holds an MBA in Finance and International Business from Columbia University Business School and an AB degree in International Government from Dartmouth College.  Dr. Peter Feinstein is an Orthopedic Surgeon and President of Orthopedic Specialists of Northeastern Pennsylvania since 1995.  He holds a medical degree from Brown University.

The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that collective experience of each Trustee makes them highly qualified.

Independent Trustees

Name, Address* and Age	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
David Friedensohn Age: Born 1961	Independent Trustee, 2010 to present	CEO, The Wall Street Transcript, an internet company, February 2009 to present; Adjunct Professor, University of Maryland, Baltimore County, December 2008 to present; CEO, Upoc Networks, a mobile social network software company, June 2004 until December 2006; CEO, BigStar Entertainment, a currently inactive company, February 1998 until present.	3	None
Peter Feinstein Age: Born 1950	Independent Trustee/ 2010 to present	Orthopedic Surgeon/ President Orthopedic Specialists of NEPA, 1995 to present; Managing Partner of Feinstein Group,	3	None

31

		LLC, November 2012 to present; President, Feinstein Patents, LLC November 2011 to present.	3
Robert Roach Age: Born 1962	Independent Trustee, May 2012 to present (from May 2012 to May 2014, Mr. Roach was deemed an Interested Trustee)	Chief Compliance Officer, AmericaFirst Capital Management, LLC (2012 – present); Managing Director, CFO & Chief Compliance Officer, AmericaFirst Securities, Inc. (2012 – present); COO, CFO & CCO, Nile Capital Management, LLC (2009 – 2012), Treasurer & Chief Compliance Officer, Nile Capital Investment Trust (2010 – 2012);CEO, CFO & CCO, Nile Capital, LLC (2003 – 2011).	3	None

Interested Trustees and Officers

Name, Address* and Age	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex *** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Larry Seruma Age: Born 1967	Interested Trustee, Jan. 2010 to present; President, March 2010 to present; Chief Compliance Officer, May 2012 to present.	Portfolio Manager for Nile Capital Management, July 2009 to present; Portfolio Manager for Proxima Alfa Investments, March 2005 to June 2009.	3	None
Andy Chen Age: Born 1977	Secretary and Treasurer, May 2012 to present	Principal, Research and Trading for Nile Capital Management, July 2009 to present; Quantitative Analyst for Proxima Alfa Investments, July 2005 to June 2009.	N/A	N/A
Eric Kane 80 Arkay Drive, Suite 110 Hauppauge, NY 11788 Age: Born 1981	Assistant Secretary, March 2013 to present

Assistant Vice President, Gemini Fund Services, LLC (2014 to present), Staff Attorney, Gemini Fund Services, LLC (March, 2013 to July 2014), Law Clerk, Gemini Fund Services, LLC (October, 2009 to March, 2013), Legal Intern, NASDAQ OMX (January 2011 to September 2011), Hedge Fund Administrator, Gemini Fund Services, LLC (January 2008 to August 2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (October 2006 to January 2008)

			N/A	N/A

* Unless otherwise noted, the address of each Trustee is c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110

Hauppauge, NY  11788.

** The term of office for each Trustee and Officer listed above will continue indefinitely.

*** The term “Fund Complex” refers to the Nile Capital Investment Trust.

32

Board Committees

Audit Committee

The Board has an Audit Committee that consists of two of the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act (Mr. Feinstein and Mr. Friedensohn). The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls.  The Audit Committee operates pursuant to an Audit Committee Charter.  During the fiscal year ended March 31, 2014, the Audit Committee held three meetings.

Compensation

Each Trustee who is not affiliated with the Trust or Adviser will receive a quarterly fee of $250, as well as reimbursement for any reasonable expenses incurred attending the meetings. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees received from the Trust for the fiscal period ended March 31, 2014. The Trust does not have a bonus, profit sharing, pension or retirement plan. The Trust estimates that in next fiscal year non-interested Trustees will receive $1,000 each.

Name and Position	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex* Paid to Directors
Larry Seruma	$0	$0	$0	$0
Robert Roach	$0	$0	$0	$0
David Friedensohn	$1,000	$0	$0	$1,000
Karl E. White**	$1,000	$0	$0	$1,000
Peter Feinstein	$1,000	$0	$0	$1,000

_______________

*The term “Fund Complex” refers to the Nile Capital Investment Trust.

** Mr. White resigned as a Trustee effective March 28, 2014.

33

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Funds as of December 31, 2013.

Name of Trustee	Dollar Range of Equity Securities			Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	Nile Global Frontier Fund	Nile Pan Africa Fund	Nile Africa and Frontier Bond Fund
Larry Seruma	$50,001-$100,000	Over $100,000	None	Over $100,000
Robert Roach	None	None	None	None
David Friedensohn	None	None	None	None
Karl E. White*	None	None	None	None
Peter Feinstein	None	None	None	None

*Mr. White resigned as a Trustee effective March 28, 2014.

Management Ownership

As of July 22, 2014, the Trustees and Officers, as a group, owned 3.17% of Class A shares, 0.52% of Class C shares and 1.99% of Institutional Class shares of the then outstanding shares of beneficial interest of the of the Nile Pan Africa Fund, respectively, which represents 2.73% of the Fund's shares; and 21.12% of the Institutional Class shares of the Nile Global Frontier Fund, which represents 21.12% of the Fund's shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund.  A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control.  A shareholder who controls a fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the fund's fundamental policies or the terms of the management agreement with its investment adviser.

As of July 22, 2014, the following shareholders of record owned 5% or more of the outstanding shares of the Nile Pan Africa Fund:

Name and Address	Class	Percentage of Total Shares Held
Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104	A	30.25%
NFS, 942 Oakes Street, E. Palo Alto, CA 94303	C	8.19%
Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104	Institutional	53.52%
Eureka Capital Partners, GPO Box 5465, Sydney NSW 2001, Australia	Institutional	9.08%

34

NSW 2001, Australia
Post & Co 26190, PO Box 3198 Pittsburgh, PA, 15230	Institutional	5.06%
Post & Co 31624, PO Box 3198 Pittsburgh, PA, 15230	Institutional	5.14%
Perpetual Trustee Company, GPO Box 5106, Sydney NSW 2000, Australia	Institutional	6.14%

As of July 22, 2014, the following shareholders of record (or beneficial owner as indicated) owned 5% or more of the outstanding shares of the Nile Global Frontier Fund:

Name and Address	Class	Percentage of Total Shares Held
Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104	Institutional	71.71%
Larry Seruma (beneficial owner), 6 Locust Lane, Princeton, NJ 08540	Institutional	21.12%
NFS, 6 Locust Lane, Princeton, NJ 08540	Institutional	5.58%

Nile Capital Management, LLC, 116 Village Boulevard, Suite 306, Princeton, New Jersey 08540, serves as investment adviser to the Funds (the "Adviser").  The Adviser was established in 2004, and also advises other pooled investment vehicles in addition to the Funds.  Larry Seruma is deemed to control the Adviser by virtue of his majority ownership of its shares.  Subject to the supervision and direction of the Trustees, the Adviser manages the Funds’ securities and investments in accordance with each Fund’s respective stated investment objectives and policies, makes investment decisions and places orders to purchase and sell securities on behalf of the Fund.  The fee paid to the Adviser is governed by an investment management agreement ("Management Agreement") between the Trust, on behalf of the Funds and the Adviser.

Under the Management Agreement, the Adviser, under the supervision of the Board, agrees to invest the assets of each Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Funds’ current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.  The Adviser shall act as the investment adviser to the Funds and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Funds in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Funds, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide

35

the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Funds with all necessary office facilities and personnel for servicing the Funds’ investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Advisory Agreement was approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on March 8, 2010.

Pursuant to the Management Agreement, the Adviser receives a fee at the annual rate of 1.50% of each Fund’s average daily net assets, computed daily and payable monthly as summarized below.

Fund	Gross Fees	Waiver and or Reimbursement/ Recoupment	Net Fees	Fiscal Year or Fiscal Period Ended
Pan Africa	$546,972	$3,704	$550,676	March 31, 2014
	$260,883	$(80,690)	$180,193	March 31, 2013
	$148,572	$(114,383)	$34,189	March 31, 2012
Global Frontier	$438	$(36,175)	$(35,737)	March 31, 2014

The Adviser has entered into an expense limitation agreement with the Funds to reduce its fees and to reimburse expenses, at least until July 31, 2015, such that total annual Fund operating expenses after fee deferral and/or reimbursement (exclusive of: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iii) borrowing costs (such as interest and dividend expense on securities sold short); (iv) taxes; and (v) extraordinary expenses, such as litigation expenses) will not exceed 2.50%, 3.25%, 2.25% for Class A, Class C and Institutional Class, respectively, of each Fund’s shares, subject to possible recoupment from the appropriate class of Fund shares in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

Expenses not expressly assumed by the Adviser under the Management Agreement are paid by the Funds.  Under the terms of the Management Agreement, the Funds are responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Funds and of pricing the Funds’ shares, (d) the charges and expenses of legal counsel and independent accountants for the Funds, (e) brokerage commissions and any issue or transfer taxes chargeable to the Funds in connection with its securities transactions, (f) all taxes and corporate fees payable by the Funds to governmental agencies, (g) the fees of any trade association of which the Funds may be a member, (h) the cost of share certificates representing shares of the Funds, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Funds and of their shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Funds’ registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of Trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Funds’ business.

36

The Management Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of each Fund. The Management Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Advisor, or by holders of a majority of that Trust’s outstanding shares. The Management Agreement shall terminate automatically in the event of its assignment.

Codes of Ethics

The Trust, the Adviser and the Distributor have each adopted codes of ethics under Rule 17j-1 under the 1940 Act that govern the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust.  Under these codes of ethics, the Trustees are permitted to invest in securities that may also be purchased by the Funds.

In addition, the Trust has adopted a separate code of ethics that applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the SEC and in other public communications made by the Funds; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by the Funds to the Adviser and responsibility for voting proxies of securities held by the Funds to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Funds and their respective shareholders.  The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Funds, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.  A copy of the Adviser's Proxy Voting Policies is attached hereto as Appendix A.

More information.  Information regarding how the Funds voted proxies relating to portfolio securities held by the Funds during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund at 1-877-68-AFRICA; and (2) on the SEC's website at http://www.sec.gov.  In addition, a copy of the Trust’s proxy voting policies and procedures are also available by calling 1-877-68-AFRICA and will be sent within three business days of receipt of a request.

37

DISTRIBUTION OF SHARES

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, NE  68130 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Funds pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The offering of the Funds' shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Funds' shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The Distributor may enter into selling agreements with broker-dealers that solicit orders for the sale of shares of the Fund and may allow concessions to dealers that sell shares of the Fund.  The Distributor receives the portion of the sales charge on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

The following table sets forth the compensation* received by the Distributor from the Funds during the fiscal years ended March 31:

Fund	Underwriting Commissions	Retained Commissions	Fiscal Year Ended
Nile Pan Africa Fund	$137,792	$32,665	3-31-14
Nile Pan Africa Fund	$58,259	$8,950	3-31-13
Nile Pan Africa Fund	$62,169	$12,027	3-31-12

*The Distributor also received 12b-1 fees from the Funds as described under the following section entitled “Rule 12b-1 Plan”.

Rule 12b-1 Plan

The Funds have adopted a plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A and Class C shares.  Rule 12b-1 provides that any payments made by the Fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing.

38

Subject to the supervision of the Trustees of the Trust, a Fund may, directly or indirectly, engage in any activities related to the distribution of the shares of the Fund, which activities may include, but are not limited to, the following:  (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of Fund shares, or that may be advising shareholders of the Fund regarding the purchase, sale or retention of Fund shares; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of Fund shares; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating this Plan.  The Trust is authorized to engage in the activities listed above, and in any other activities related to the distribution of Fund shares, either directly or through other persons with which the Trust has entered into agreements related to this Plan.

Each Fund will pay the Distributor an annual fee for the Distributor’s services in connection with the sales and promotion of the Fund, including its expenses in connection therewith (collectively, “Distribution Expenses”).  The annual fee paid by each Fund to the Distributor under this Plan will be calculated daily and paid monthly by the Fund on the first day of each month at an annual rate not to exceed 0.25% of the average daily net assets of the Fund’s Class A shares and 0.75% of the average daily net assets of the Fund’s Class C Shares.  Payments received by the Adviser pursuant to this Plan will also compensate the Distributor under the Distribution Plan.

In addition to the payments described above and in order to further enhance the distribution of the Funds’ shares, each Fund shall pay the Distributor a fee at an annual rate not to exceed 0.25% of the average daily net assets of the Class C shares of the Fund for payments made to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that:  (a) hold shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Fund and its shareholders; or (b) render shareholder support services not otherwise provided by the Trust’s transfer agent, including, but not limited to, allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Trust, processing shareholder transactions, and providing such other shareholder services as the Trust may reasonably request.  If FINRA adopts a definition of “service fees” for purposes of Section 26(d) of the Rules of Fair Practice of FINRA (or any successor to such rule) that differs from the definition of service fees hereunder, the definition of service fees hereunder shall be automatically amended, without further action of the parties, to conform to such FINRA definition.

During the fiscal year ended March 31, 2014, the Nile Pan Africa Fund paid $99,734 in distribution related fees pursuant to the Plan.  For the fiscal year indicated below, the Fund paid the following allocated distribution fees:

Actual 12b-1 Expenditures Paid by the Nile Pan Africa Fund During the Fiscal Year Ended March 31, 2014

39

Total Dollars Allocated
Advertising/Marketing	$0
Printing/Postage	$0
Payment to Distributor	$2,547
Payment to dealers	$35,227
Compensation to sales personnel	$0
Other	$61,960
Total	$99,734

The Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Trust’s Board of Trustees, including a majority of the trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan (the “Independent Trustees”).  The Plan may be terminated with respect to a Fund at any time, without penalty, by vote of a majority of the Independent Trustees of the Trust or by vote of a majority of the outstanding shares of the applicable Fund.  Any amendment to a Plan to increase materially the amount the Fund is authorized to pay thereunder would require approval by a majority of the outstanding shares of the Fund.  Other material amendments to the Funds’ Plan would be required to be approved by vote of the Board of Trustees, including a majority of the Independent Trustees.  The Distributor may at its own discretion waive a portion of its fees from time to time, although such waiver is not required.

The Distributor may make payments to dealers who are holders or dealers of record for accounts in one or more of the Fund.  A dealer’s marketing support services may include business planning assistance, educating dealer personnel about the Fund and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the dealer.  The Distributor compensates dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer.  From time to time, the Adviser or Distributor, at its expense, may provide additional compensation to dealers that sell or arrange for the sale of shares of the Fund.  Such compensation provided by the Adviser or Distributor may include financial assistance to dealers that enable the Adviser or Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events.  Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA.  The Adviser and Distributor make payments for events they deem appropriate, subject to applicable law.  These payments may vary depending upon the nature of the event.

PORTFOLIO MANAGER

The following table lists the number and types of accounts managed by the portfolio manager in addition to those of the Funds and assets under management in those accounts as of March 31, 2014:

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)

40

Larry Seruma	None	$0	1	$2	None	$0

Total Other Accounts Managed Subject to Performance Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Larry Seruma	None	$0	1	$2	None	$0

Conflicts of Interest.

As indicated in the table above, the portfolio manager may manage numerous accounts for multiple clients.  These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  The portfolio manager makes investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When the portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.  The Adviser has adopted policies and procedures designed to address these potential material conflicts.  For instance, the Adviser utilizes a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

As compensation, Mr. Seruma receives a share of the profits, if any, related to his ownership interest in the Adviser.

Ownership.

The following table shows the dollar range of equity securities beneficially owned by the portfolio manager in the Funds as of March 31, 2014.

Name of Portfolio Manger	Fund	Dollar Range of Equity Securities in the Fund
Larry Seruma	Pan Africa	Over $1,000,000
Larry Seruma	Global Frontier	$100,001 to $500,000

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Funds are made by the portfolio manager, who is an employee of the Adviser.  The Adviser is authorized by the Trustees to allocate the orders placed on behalf of the Funds to brokers or dealers who may, but need not, provide research or statistical material or other services to the Funds or the Adviser for the Funds' use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

41

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

•

the best net price available;

•

the reliability, integrity and financial condition of the broker or dealer;

•

the size of and difficulty in executing the order; and

•

the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Funds may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Funds.  In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund. For the fiscal year ended March 31, 2012, the Pan Africa Fund paid $198,096 in brokerage commissions.  For the fiscal year ended March 31, 2013, the Pan Africa Fund paid $113,582 in brokerage commissions. For the fiscal period ended March 31, 2014, the Pan Africa Fund paid $30,268 in brokerage commissions.  For the fiscal period ended March 31, 2014, the Global Frontier Fund paid $365 in brokerage commissions.

PORTFOLIO TURNOVER

A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds. A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period.  For the fiscal year ended March 31, 2012, the Pan Africa Fund’s portfolio turnover rate was 174%.  For the fiscal year ended March 31, 2013, the Pan Africa Fund’s portfolio turnover rate was 126%.  For the fiscal year ended March 31, 2014, the Pan Africa Fund’s portfolio turnover rate was 113%.  For the fiscal period ended March 31, 2014, the Global Frontier Fund's portfolio turnover rate was 41%.

OTHER SERVICE PROVIDERS

Fund Administration, Fund Accounting and Transfer Agent Services

  Gemini Fund Services, LLC, (“GFS” or the “Administrator”), which has its principal office at 80 Arkay Drive, Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Funds pursuant to a Fund Services Agreement (the “Agreement”) with the fund and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate

42

of the Distributor. GFS may also provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement became effective on March 8, 2010 and will remain in effect for two years from the applicable effective date for each Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.  The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this Agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including:  (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with the Funds’ registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attending and participating in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) preparing and maintaining the Trust's operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinating the Trust's audits and examinations by assisting each Fund’s independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitating such registration or qualification; (12) monitoring sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Funds; (14) preparing, or cause to be prepared, expense and financial reports; (15) preparing authorizations for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting each Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS) and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

For the administrative services rendered to the Funds by GFS, the Funds pay GFS a fund administration fee equal to the greater of $25,000 minimum or 0.12% on the first $50 million of net assets, 0.10% on the next $50 million of net assets, 0.08% on the next $150 million of net assets and 0.06% on net assets greater than $250 million.  The Funds also pay GFS for any out-of-pocket expenses.  During the fiscal year ended March 31, 2012, the Nile Pan Africa Fund paid $31,167 for administrative services.  During the fiscal year ended March 31, 2013, the Nile Pan Africa Fund paid $26,891 for administrative services. During the fiscal year ended March 31, 2014, the Nile Pan Africa Fund paid $32,287 for administrative services.  During the fiscal period ended March 31, 2014, the Nile Global Frontier Fund paid $3,805 for administrative services.

43

GFS also provides the Funds with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Funds; (vi) maintenance of certain books and records described in Rule 31a-1 under the 1940 Act, and reconciliation of account information and balances among the Funds’ custodian and Adviser; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Funds.

For the fund accounting services rendered to the Funds under the Agreement, the Funds pay GFS an annual fee of $20,000 per fund portfolio, plus; $6,000 for each additional share class above one and $6,000 for each bond fund, plus; 0.01% on net assets greater than $100 million. The Funds also pay GFS for any out-of-pocket expenses.  During the fiscal year ended March 31, 2012, the Nile Pan Africa Fund paid $18,540 for fund accounting services.  During the fiscal year ended March 31, 2013, the Nile Pan Africa Fund paid $19,666 for fund accounting services.  During the fiscal year ended March 31, 2014, the Nile Pan Africa Fund paid $19,999 for fund accounting services.  During the fiscal period ended March 31, 2014, the Nile Global Frontier Fund paid $3,667 for fund accounting services.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to the Agreement. Under the Agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For such services rendered to each Fund under the Agreement, the Funds pay GFS a transfer agency fee equal to a minimum fee of $15,000 per class or $14 per account. The Funds also pay GFS for any out-of-pocket expenses.  During the fiscal year ended March 31, 2012, the Nile Pan Africa Fund paid $29,561 for Transfer Agency services.  During the fiscal year ended March 31, 2013, the Nile Pan Africa Fund paid $20, 537 for Transfer Agency services.  During the fiscal year ended March 31, 2014, the Nile Pan Africa Fund paid $39,242 for transfer agency services.  During the fiscal period ended March 31, 2014, the Nile Global Frontier Fund paid $473 for transfer agency services.

Custodian

Fifth Third Bank (“Fifth Third” or the “Custodian”), 511 Walnut Street, Cincinnati, OH 45263, serves as the custodian of each Fund’s assets pursuant to a Custody Agreement by and between the Fifth Third and the Trust on behalf of the Funds.  Fifth Third’s responsibilities include safeguarding and controlling a Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. Pursuant to the Custody Agreement, Fifth Third also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Funds may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Under the Custody Agreement with Fifth Third, the Administrator serves as custody administrator on behalf of the Funds, and performs certain labor intensive tasks, for which it receives a share of the custody fees paid to the Custodian, including a share of the asset-based fee and certain transaction fees.

44

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest.  Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Funds. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor, and Transfer Agent have established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase of Shares

Orders for shares received by a Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at NAV per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such

45

NYSE on the next day on which it is open for trading at the next determined NAV or offering price per share.

Redemption of Shares

A Fund will redeem all or any portion of a shareholder's shares in the Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

A Fund may purchase shares of Underlying Funds which charge a redemption fee to shareholders (such as the Fund) that redeem shares of the Underlying Fund within a certain period of time (such as one year). The fee is payable to the Underlying Fund. Accordingly, if a Fund were to invest in an Underlying Fund and incur a redemption fee as a result of redeeming shares in such Underlying Fund, the Fund would bear such redemption fee. The Funds will not, however, invest in shares of an Underlying Fund that is sold with a contingent deferred sales load.

Supporting documents in addition to those listed under “Redeeming Shares” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Redemption Fee

A Fund will deduct a 2.00% redemption fee on your redemption amount, if you sell your shares after holding them less than 90 days from purchase.  Redemption amount is NAV less any other redemption-related fees, if any, such as contingent deferred sales charges or fees on shares purchased load-waived but held less than the minimum required time period.  Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 90 days or more are not subject to the 2.00% fee.  Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Waivers of Redemption Fees: Each Fund has elected not to impose the redemption fee for:

?

 redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;

46

?

 certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;

?

 redemptions or exchanges in discretionary asset allocation, fee based or wrap programs (“wrap programs”) that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;

?

 redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan including the Fund's systematic withdrawal plan;

?

 involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Fund, or to pay shareholder fees; or

•

other types of redemptions as the Adviser or the Trust may determine in special situations and approved by the Fund’s or the Adviser’s Chief Compliance Officer.

Calculation of Share Price

As indicated in the Prospectus under the heading "How Shares Are Priced," the net asset value ("NAV") of a Fund's shares, by class, is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund, by class.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the last bid on the primary exchange. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options; futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to a Fund or its agents after

47

the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, a Fund may value securities at fair value or estimate their value as determined in good faith by the Board or its designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

TAX STATUS

Under provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amended, each Fund, by paying out substantially all of its investment income and realized capital gains, intends to be relieved of federal income tax on the amounts distributed to shareholders. In order to qualify as a “regulated investment company” under Sub-Chapter M, at least 90% of a Fund’s income must be derived from dividends, interest and gains from securities transactions, and no more than 50% of the Fund’s total assets may be in two or more securities that exceed 5% of the total assets of the Fund at the time of each security’s purchase. Not qualifying under Subchapter M of the Internal Revenue Code would cause a Fund to be considered a personal holding company subject to normal corporate income taxes. This would reduce the value of shareholder holdings by the amount of taxes paid. Any subsequent dividend distribution of a Fund’s earnings after taxes would still be taxable as received by shareholders. The Jobs and Growth and Tax Relief Reconciliation Law of 2003 reduced the rate on “qualifying dividends” to 15% (5% for those in 10% or 15% income tax bracket). A Fund may invest in companies that pay “qualifying dividends.”

Tax Distribution: A Fund’s distributions (capital gains & dividend income), whether received by shareholders in cash or reinvested in additional shares of the Fund, may be subject to federal income tax payable by shareholders. All income realized by a Fund including short-term capital gains, will be taxable to the shareholder as ordinary income. Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund.  Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss.  Under pre-enacted laws, capital losses could be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.  Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.  Dividends from net income will be made annually or more frequently at the discretion of the Trust's Board of Trustees. Dividends received shortly after purchase of Fund shares by an investor will have the effect of reducing the per share net asset value of his/her shares by the amount of such dividends or distributions. You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in a Fund. For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax generally will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that any such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case

48

of an estate or trust) exceeds certain threshold amounts. Shareholders should consult their tax advisers about the application of federal, state, local and foreign tax law in light of their particular situation.

Federal Withholding: Each Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by a Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.  Payments to a shareholder that is either a foreign financial institution ("FFI") or a non-financial foreign entity ("NFFE") within the meaning of the Foreign Account Tax Compliance Act ("FATCA") may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016.  FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA.  Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to "pass through" to its shareholders the amount of eligible foreign income and similar taxes paid by a Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income will flow through to shareholders of the Fund. With respect to the Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income

49

derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by a Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Shareholders of the Funds may be subject to state and local taxes on distributions received from the Funds and on redemptions of the Funds' shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Funds issue to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP located at 1835 Market Street, 26th Floor, Philadelphia, PA 19103 serves as the Funds’ independent registered public accounting firm providing audit and tax services.

LEGAL COUNSEL

Thompson Hine LLP, 41 South High Street, 17th Floor, Columbus, Ohio 43215, serves as the Trust's legal counsel.

FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Annual Report for the Funds for the fiscal year ended March 31, 2014.  You can obtain a copy of the Annual Report without charge by calling the Fund at 1-877-682-3742.

APPENDIX A

PROXY VOTING GUIDELINES FOR

Nile Capital Investment Trust

Proxy Voting Policy and Procedures

If a firm elects to vote proxies on behalf of clients, as a fiduciary such proxies must be voted in the best interests of the client.  According to the Advisers Act, if an adviser votes proxies on behalf of clients, the adviser must satisfy the following requirements:

•

Adopt and implement written proxy voting policies and procedures reasonably designed to ensure that the fund manager votes client and fund securities in the best interests of the clients and fund investors and addressing how conflicts of interest are handled;

•

Disclose its proxy voting policies and procedures to clients and fund investors and furnish clients and fund investors with a copy of these policies and procedures if requested;

•

Inform clients and fund investors as to how they can obtain information from the manager on how their securities were voted; and

•

Retain required records.

Under the Employee Retirement Income Security Act of 1974 (“ERISA”), investment advisers have special fiduciary responsibilities.  Under ERISA, if the authority to manage a plan has been delegated to an investment manager, only the investment manager has the authority to vote proxies on behalf of the plan except, when the plan named fiduciary has reserved to itself or to another named fiduciary (as authorized by the plan document) the right to direct a plan trustee regarding the voting of proxies.

Nile Capital Management, LLC  will comply with the above-referenced requirements with regard to  proxy voting responsibilities.

Nile Capital Management, LLC (“NCM”) will vote proxies for its clients when authorized to do so by such clients.  When NCM votes proxies it generally follows the rule to vote as management recommends.  NCM believes that following this rule is consistent with the economic best interests of its clients.  When management makes no recommendation, NCM will not vote proxies unless NCM determines the failure to vote would have a material adverse effect on its clients.  If NCM determines that the failure to vote would have a material effect on its clients, it will vote in accordance with what it believes are the economic best interests of the client.  Consistent with its duty of care NCM monitors proxy proposals just as it monitors other corporate events affecting the companies in which its clients invest.

Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require securities to be blocked prior to a vote, which means that the securities to

A-1

be voted may not be traded within a specified number of days before the shareholder meeting. NCM typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that NCM may determine that the cost of voting outweighs the potential benefit.

There may be instances where the interests of NCM may conflict or appear to conflict with the interests of its clients. For example, NCM may manage a pension plan of a company whose management is soliciting proxies and there may be a concern that NCM would vote in favor of management because of its relationship with the company. In such situations NCM will, consistent with its duty of care and duty of loyalty, "echo" vote the securities (i.e. vote for and against the proposal in the same proportion as all other shareholders).

NCM will maintain the following records with respect to proxy voting:
· a copy of this proxy voting policy;
· a copy of all proxy statements received (NCM may rely on the EDGAR system to satisfy this requirement);
· a record of each vote cast on behalf of a client (NCM may rely on a third party to satisfy this requirement);
· a copy of any document prepared by NCM that was material to making a voting decision or that memorializes the basis for that decision;
· a copy of each written client request for information on how NCM voted proxies on the client’s behalf, and a copy of any written response to any (written or oral) client request for information on how NCM voted proxies on behalf of the requesting client.

NCM will furnish a copy of this policy to all of its clients. NCM will disclose to clients and the Board of Directors of the Nile Funds how proxies were voted upon request.

A-1